UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c)

of the Securities Exchange Act of 1934 (Amendment No.)

Check the appropriate box:

[] Preliminary Information Statement	[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))
[ X ] Definitive Information Statement

RANGEFORD RESOURCES, INC.

(Name of Registrant As Specified In Charter)

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[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:
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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
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[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

5215 N. O’Connor Boulevard, Suite 1820

Irving, TX 75039

INFORMATION STATEMENT

March 14, 2013

NOTICE OF CORPORATE ACTION TAKEN BY WRITTEN CONSENT OF MAJORITY STOCKHOLDERS WITHOUT SPECIAL MEETING OF THE STOCKHOLDERS

Dear Stockholders:

This Information Statement is first being mailed on or about March 14, 2013 to the holders of record of the common stock, par value $0.001 per shares of Rangeford Resources, Inc., a Nevada corporation (“RGFR,” the “Company,” “we” or “us”) as of the close of business on February 4, 2013 (the “Record Date”). Our board of directors approved the following actions (collectively, the “Corporate Actions”) via unanimous written consent on January 30, 2013, subject to shareholder approval; the holders of 9,900,000 (54.69%) of the 18,102,912 outstanding shares of our Common Stock (the "Majority Stockholders”) on February 4, 2013, approved via written consent on February 13, 2013 (the “Written Consents”) to:

    A. Amend and Restate the Company’s By-Laws (the "Amendments") to, among other things:

1.

increase the number of authorized Directors from 3 to no more than 10;

2.

change the shareholder vote requirements so that all questions brought before the shareholders, including the election of directors, may be approved by a majority vote;

3.

change the annual meeting date from a specified date to one as may be designated from time to time by the board of directors;

4.

allow directors to receive a stated salary;

5.

change the amount of shares required to call a special shareholder meeting; and,

6.

clarify shareholders rights to take action by written consent.

    B. Ratify the majority directors' election of the following individuals to the Company’s Board of Directors (the   "Appointments"):

1.

Michael Farmer

2.

Gary A.Giles

3.

Jim R. Iman

4.

Mark J. Teinert

    C.  Approve the 2012 Stock Incentive Plan (A-C are collectively referred to herein as the "Actions").

This information statement is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. Under Nevada Revised Statutes ("NRS"), any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. Accordingly, the Actions may be taken via written consent.  Each share of our common stock is entitled to one vote on all matters submitted to the holders of our common stock for their approval and our shareholders have cumulative voting rights with respect to election of directors.  We obtained the required consent through the written consents we received from 54.69% of our shareholders.  Accordingly, your consent is not required and is not being solicited in connection with the approval of the Actions.

Our Board of Directors has fixed the close of business on February 4, 2013 (the “Record Date”) as the record date for the determination of stockholders entitled to notice of the Actions by written consent.  Pursuant to Rule 14c-2 under the Exchange Act, the Actions will not be implemented until at least twenty (20) calendar days after the mailing of the definitive information statement to our stockholders.  We intend for the definitive information statement to be mailed on or before March 14, 2013.  Absent any comments from the SEC, we anticipate that the Actions will go effective on or about April 4, 2013 (the "Effective Date").

No action is required by you to effectuate the Actions. The accompanying information statement is furnished only to inform our stockholders of the actions described above before it takes effect in accordance with Rule 14c-2 promulgated under the Exchange Act.

Please note that a copy of our Annual Report on Form 10-K for the year ending March 31, 2012 accompanies this mailing.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING VOTING SHARES OF COMMON STOCK HAVE VOTED TO EFFECTUATE THE ACTIONS.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN

/s/ Steven Henson
Steven R. Henson President and Chief Executive Officer Dated: March 14, 2013

RANGEFORD RESOURCES, INC.

CONCERNING CORPORATE ACTIONS AUTHORIZED BY WRITTEN

CONSENTS OF STOCKHOLDERS

Rangeford Resources, Inc. ("RGFR,” “the Company,” “we” or “us”) is furnishing this information statement to you to provide a description of actions taken by our Board of Directors and by the holders of a majority of our outstanding shares of common stock in accordance with the relevant Nevada law.

This information statement is being mailed on or before March 14, 2013 to stockholders of record on February 4, 2013 (the “Record Date”). The information statement is being delivered only to inform you of the corporate actions described herein before such actions take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No action is requested or required on your part.

GENERAL INFORMATION

Our Board is mailing or otherwise furnishing this Information Statement to our stockholders to notify them of the actions that the holder of a majority of our outstanding voting stock have approved by written consent in lieu of a special meeting.

Our Board has determined that the close of business on February 4, 2013 was the record date (“Record Date”) for the stockholders entitled to this notice and Information Statement.

Consent Required

Pursuant to our current Bylaws, such Bylaws may be amended by the written consent of holders of a majority of the outstanding shares entitled to vote.

Pursuant to our current Bylaws and NRS Section 78.335, an increase in the number of authorized directors creates a vacancy on the Board, which can be filled by a majority of the remaining Directors, though less than a quorum, or by a sole remaining Director.  The current Bylaws further provide that Shareholders may elect a Director or Directors at any time to fill any vacancy or vacancies not filled by the Directors, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote.

Our current Bylaws seem inconsistent as to whether the number of authorized directors may be changed by an amendment to our Bylaws or if an amendment to our articles of incorporation is required.  To ensure compliance, we intend to file an Amendment to our Articles of Incorporation, a form of which is attached as Exhibit A hereto, with Nevada's Secretary of State to be effective on the Effective Date and we also obtained the written consent of holders of a majority of the outstanding shares entitled to vote to amend our Articles of Incorporation and change the number of authorized directors.

The 2012 Stock Incentive Plan may be approved by the written consent of holders of a majority of the outstanding shares entitled to vote.

Dissenters Rights of Appraisal

The Stockholders have no right under the Nevada Revised Statutes, the Company’s Articles of Incorporation or Bylaws to dissent from any of the provisions adopted in the Actions.

Information Statement Costs

The cost of delivering this Information Statement, including the preparation, assembly and mailing of the Information Statement, as well as the cost of forwarding this material to the beneficial owners of our capital stock will be borne by  us. We may reimburse brokerage firms and others for expenses in forwarding Information Statement materials to the beneficial owners of our capital stock.

Householding of Information Statement

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” information statements. This means that only one copy of our information statement may have been sent to multiple stockholders in each household. We will promptly deliver a separate copy of either document to any stockholder upon  written or oral request to Hunter, Taubman Weiss on behalf of Rangeford Resources, Inc., 17 State Street, Suite 2000, New York, NY 10004, telephone number 212-732-7184.  Any stockholder who wants to receive separate copies of our Information Statement in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholders bank, broker, or other nominee record holder, or the stockholder may contact us at the above address.

ADDITIONAL INFORMATION

We are a reporting company and file annual, quarterly and current reports, proxy statements and other information with the SEC.  For further information with respect to the Company, you may read and copy its reports, proxy statements and other information, at the SEC public reference rooms at 100 F.  Street, N.E., Washington, D.C. 20549. You can request copies of these documents by writing to the SEC and paying a fee for the copying cost.  Please call the SEC at 1-800-SEC-0330 for more information about the operation of the public reference rooms.  The Company’s SEC filings are also available at the SEC’s web site at http://www.sec.gov.

Copies of Company’s Annual Reports on Form 10K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 are all available on our website (www.rangeford-resources.com) free of charge, within a week after we file same with the SEC or by sending a request for a paper copy to our outside securities counsel: Hunter Taubman Weiss LLP, 17 State Street, Suite 2000, New York, NY 10004 (the information provided on our website at is not part of this Schedule).

DIRECTORS AND EXECUTIVE OFFICERS

The following table and text set forth the names and ages of all directors and executive officers as of February 4, 20131. There are no family relationships among our directors and executive officers. Each director is elected at our annual meeting of shareholders and holds office until the next annual meeting of shareholders, or until his successor is elected and qualified. Also provided herein are brief descriptions of the business experience of each director, executive officer and advisor during the past five years and an indication of directorships held by each director in other companies subject to the reporting requirements under the Federal securities laws. None of our officers or directors is a party adverse to us or has a material interest adverse to us.

Name	Age	Term of Position
Dr. Steven R. Henson, President & Director	51	December 2012- present
Gregory Hadley, Director	59	November 2012- present

Dr. Steven R. Henson, President & Director - Dr. Henson is a concierge doctor from Wichita, KS, focusing on around 60 patients.  Since March 16, 2012, Dr. Henson has served as the Chief Executive Officer and as a Director of INTREorg Systems, Inc.  From March 31, 2011 through February 2012, Dr. Henson served on the Board of Directors of Sun River Energy, Inc.  Previously, Dr. Henson served as the Director of Emergency Medicine at several hospitals. In addition to his medical career, he has a substantial amount of business experience.  From 2004 through 2009, Dr. Henson served on the Board of Directors of Epic Holdings, Inc. He also served on the Board of Directors of EagleMed, LLC (“EagleMed”), and he served as the Executive Medical Director of EagleMed from 1995 through 2011.  Dr. Henson served on the Board of Directors of Indulge Media Group from 2008 through the present. During that same time period, he also served as CFO for Indulge Media Group. Dr. Henson also has served on the Board of Directors for Aero Innovative Corporation from 2009 through the present, and he served on the Board of Directors for Oxford Development Company from 2010 through the present.

Although satisfied in August 2010, a judgment was previously entered against Dr. Henson, SSA of Wichita, Inc. and SSA, Inc. (the “Defendants”), jointly and severally for actual damages in the aggregate amount of approximately $2,100,270, and punitive damages in the amount of $1,000,000.  A brief summary of the allegations in the suit, which included claims of breach of contract, breach of fiduciary duty, conversion and unjust enrichment claims, among others, follows:

Plaintiffs and Defendants created a “joint venture or partnership” in 2002 to provide certain services to an area hospital.  Defendants were to collect and divide any revenue generated therefrom amongst the parties.  The parties agreed that Defendants would acquire a loan from the hospital to compensate the parties for their services until the provision of services to the hospital generated enough revenue to provide compensation.  The parties agreed any revenues first received should be used to repay the hospital loan.  In 2007, the hospital opted to cease using the services provided by the “joint venture.”  Defendants were and continued receiving accounts receivable for services provided within the last few months prior to the cessation of the services agreement by the “joint ventures.”  Defendants were evasive to any inquiries regarding the alleged accounts receivables, how to dissolve the “joint venture,” and with regard to the distribution of any such revenue.  Further, Defendants refused to provide an accounting of the “joint venture” to the members.  Dr. Henson “believed each of the parties to be independent contractors of SSA, Inc.”, and that “he and his wife, as SSA shareholders, were entitled to any and all profit generated.”

See also, "Legal Proceedings."

Gregory Hadley, Director – Since 1996, Mr. Hadley has served the managing partner of DCPInternational with responsibility for the oversight of all corporate functions and he is specifically responsible for structuring DCP’s business relationships with landowners and developers. He negotiates all DCP land acquisitions and/or joint ventures, creates strategic alliances and handles investor relations. For qualifying projects, DCP can arrange equity funding and Mr. Hadley shepherds this process.  Since 1990, Mr. Hadley has been a managing partner of Greglin Investments, a limited liability partnership, which focuses on residence, commercial and institutional properties. His introduction to the residence club business was through his investments at the Christie Club in Steamboat Springs, Colorado Greglin’s present focus is on emerging technologies.  Since 2004, Mr. Hadley has been CEO of DCM Destination Club Management. DCM is the leading management company in the fraction ownership resorts; it is a Dallas based company with resorts in the USA and other countries.  Since 2005, Mr. Hadley has been the managing partner of Elite Alliance. EA is a high end exchange company for luxury resorts throughout the world. EA is based in Rochester, NY.  Since 2008 Mr Hadley has been a partner in Optimal IP. Optimal owns the GPS patent for golf applications. This patent technology is being used by millions of golfers.

New Directors Post Effective Date

On the Effective Date, the number of authorized directors shall be increased.  In compliance with our current and Amended and Restated Bylaws, our current directors consented to fill such vacancies with the persons listed below and the Majority Stockholders ratified and approved such appointments via the Written Consents.

The following table and text set forth the names and ages of the directors who shall be appointed immediately following the Effective Date of this Schedule (the "New Directors").  The following is a brief description of the business experience of each director, executive officer and advisor during the past five years and an indication of directorships held by each director in other companies subject to the reporting requirements under the Federal securities laws. None of the new directors is a party adverse to us or has a material interest adverse to us nor do any of them have a familial relation with any current officers or directors.

Name of Director	Age	Position
Michael Farmer, Director	52	Director
Jim R. Iman, Director	67	Director
Mark J. Teinert	49	Director
Gary A. Giles, Director	64	Director

Michael Farmer.  Mr. Farmer is an experienced entrepreneur and business owner with a track record of developing and leading organizations to profitable growth.  Mr. Farmer is President and CEO of GlobalOne Pet, Inc., an innovative pet food company that he co-founded in 2009.  Mr. Farmer is also a director of INTREOrg Systems, Inc., and the American Pet Products Association.  In 2001, Mr. Farmer co-founded FIRSTRAX, Inc., which became the leading innovator in pet accessory products.  As President and CEO, he led the company to rapid growth as it developed patented pet containment products which were distributed throughout the world.  The company was sold to United Pet Group in early 2005.  Prior to co-founding FIRSTRAX, Mr. Farmer was the Executive Vice President for Doskocil (Petmate), a market leader in non-food pet products from 1998 to 2001.  In 1994, Mr. Farmer joined Dogloo, a market leader in plastic pet shelters as the Vice President of Sales and Marketing.  Mr. Farmer was promoted to Executive Vice President and General Manager in 1997.  Mr. Farmer spent the first 11 years of his career with the Coleman Company, the world leader in outdoor recreational products.  While at Coleman, Mr. Farmer served in a variety of capacities including Director of Operations, Design Director, Director of Engineering and Materials Management, and Director of Marketing and Product Development.  Mr. Farmer has a Bachelor of Science degree in Industrial Technology from Emporia State University, where he earned All American academic and basketball honors.  He also earned an MBA from Wichita State University.

Gary A. Giles, Director.  Gary A. Giles received his MBA from Southern Methodist University in 1979, after receiving his BS in mechanical engineering there in 1973.  From 1968 until 2001, Mr. Giles served as assistant plant manager and plant manager for General Motors in Arlington, Texas (1968 – 1990, attaining position of Assistant Plant Manager), Tarrytown, New York (1990 – 1993, serving as Assistant Plant Manager), Siloa, GTO, Mexico (1993 – 1997, serving as Plant Manager) and Janesville, Wisconsin (1997 – 2001, serving as Plant Manager).  In 1982, Mr. Giles founded G&F Oil, Inc., which he has owned and served as president of continuously since.  As of January 2013, G&F Oil, Inc. is operating 91 oil and gas wells.

Jim R. Iman, Director.  Jim R. Iman received his degree from NCR School of Retail Business in 1972.  Currently, Mr. Iman is President of Barnett Shale Services, LLC.  Previously, Mr. Iman was a Sales Engineer for Halliburton Resource Management.  Mr. Iman also serves as a Director for Bandera Oil and Gas, Inc. and Sense Technologies, Inc.  Mr. Iman is a member of the Texas Alliance of Energy Producers, N.A.P.E. (North American Prospect Expo), and the Fort Worth Petroleum Club.  He is past president of the Denton County Water District and the Hood County Water District.

Mark Teinert, Director.  Mr. Mark J. Teinert has served as the Chief Executive Officer of Metropolis Acquisition since May 2007. Mr. Teinert has been Secretary and Treasurer of Royal Financial Corp. since August 1998. He serves as President of Southlake Energy, Inc. He has been an Advisor of Amato Exploration Ltd. since August 17, 2011. Mr. Teinert was a co-founder of RMC since 1994. Mr. Teinert worked for eight years as a financial analyst for Dorchester Oil & Gas, three years with Merrill Lynch, where he served as Vice President of Retail Equity sales, four years with California Federal Savings Bank where he oversaw various home mortgage activities and four years as Vice President with Professional Practice Insurance Brokers. He served as Regional Manager and Investment Consultant for Cal Fed Bank. He serves as Director for Royal Financial Corporation. He served as Director of Patriot Motorcycle Corp. until May 2001. He served as Director of Amato Exploration Ltd., from January 18, 2011 to August 17, 2011. Mr. Teinert received a Bachelor of Business Administration degree in Accounting from Texas Tech University in 1977.

Legal Proceedings.

No director, officer, affiliate, owner of record, beneficial shareholder, director, officer or shareholder of any class of voting securities of the Company is engaged as an adverse party in any material proceedings against us, as set forth in Item 401of Regulation S-K, or has a material interest adverse to the Company.  The same is true for the New Directors.

On June 7, 2012, several former shareholders (including our CEO, Dr. Henson, although not in that capacity) of Sun River Energy, Inc. (“Sun River”) filed a derivative action against Sun River and its management in a case now styled Colin Richardson, et al., derivatively on behalf of Sun River Energy, Inc. v. Sun River Energy, Inc. v. Donal R. Schmidt, Jr., et al., Cause No. DC-12-06318, in the District Court of Dallas County, Texas.  On January 24, 2013, the Court found the Plaintiffs in the case had shown a probable right to the relief sought at final hearing and a likelihood of success on the claims of breach of fiduciary duty, fraudulent transfer and certain defamation claims, and entered a temporary injunction against Sun River and its management.  The temporary injunction prevents Sun River, and all officers, directors, agents, servants, attorneys, employees, and all those in active concert or participation, from any performance, claims of default, payments, transfer or other actions with respect to certain Notes and Mortgages; any payments on those Notes based on alleged past due compensation; entry into contracts by Donal R. Schmidt, Jr. to lease, purchase, or sell Sun River’s interest in its hard rock minerals, coal, oil, timber, gas and or other minerals, and any and all issuances of stock or any other compensation, payments, bonuses, gifts or other transfers outside of normal payment activity. On February 7, 2013, Defendants Schmidt et al. filed an Amended Answer, Special Exception, Counterclaim and Original Third Party Petition that asserts claims against the Company for breach contract, breach of fiduciary duty, misappropriation of confidential information, conversion, constructive trust and conspiracy and places some of the blame for these alleged actions on Dr. Henson. Both Rangeford and Dr. Henson believe the claims are completely without merit and will defend their respective positions vigorously.

Related Party Transactions

Other than the relationships and transactions discussed below, we are not a party to, nor are we proposed to be a party, to any transaction since the beginning of the fiscal year ending March 31, 2012 involving an amount that exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years and in which a related person, as such term is defined by Item 404 of Regulation S-K, had or will have a direct or indirect material interest.

Currently, our corporate secretary, who also owns approximately 3% of our common stock, provides us with various office services for which she does not receive any compensation.

We received loans from two of our shareholders totaling $22,555 from inception to March 31, 2012 for the purposes of funding start up operations. This includes $7,060 and $2,000 received during the years ended March 31, 2012 and 2011. These loans are non-interest bearing and are due on demand.

On July 5, 2012, we, Orphan Holdings of Texas, Inc. (“Orphan Holdings”), its majority shareholder, and RF Colorado Ventures, LLC (“RF Colorado”) executed a Share Purchase Agreement (the "Agreement") pursuant to which RF Colorado purchased 9,900,000 shares of the Company’s common stock held by Orphan Holdings for a total purchase price of $300,000, to be paid by RF Colorado. Our current CEO, Dr. Steven R. Henson is the managing member of RF Colorado.  Upon Closing of the purchase, RF Colorado became our majority and controlling shareholder ("Change in Control Transaction")2.  The Agreement also provided that our prior sole officer & director, Mr. Frederick Zeigler would resign and that nominees of RF Colorado - Dr. Henson and Mr.  Hadley were to be appointed to our Board of Directors and as the Company’s management.  Further, Dr. Henson and Mr. Farmer each maintain a 10.7% and 9.9% ownership interest, respectively, in RF Colorado.

In November 2012, we entered into promissory note with one of our directors - Mr. Hadley, totaling $100,000 in exchange for cash of $100,000. The note had a term of 60 days from issuance and accrues interest at a rate of 6% per annum. In addition, Mr. Hadley was issued a total of 250,000 shares of restricted common stock in connection with the promissory note. As of the date of this Schedule, the note remains unpaid and due and owing; however, Mr. Hadley verbally agreed to forego any repayment until such time as the Company experiences more positive cash flow.

The Company believes, although the annual amount received pursuant to the associated agreement hereinafter discussed, may not exceed the required thresholds, INTREOrg Systems, Inc. ("INTREOrg") is a related party.  On December 31, 2012, we entered into a Master Services Agreement with INTREOrg pursuant to which INTREOrg will provide services relating to the PISA software to us for an annual fee of $30,000.  The term of the Agreement is one year, and thereafter the agreement renews automatically and remains “evergreen” for succeeding one year terms, unless terminated according to the termination provisions contained in the agreement.  Our President, Dr. Henson serves as INTREOrg's CEO and President and is also a director of INTREOrg.  Mr. Farmer, one of the New Directors, is also a director of INTREOrg.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of February 4, 2013, with respect to the beneficial ownership of our Company assuming for (i) each director and officer, including the New Directors, (ii) all of our directors and officers as a group, and (iii) each person known to us to own beneficially five percent (5%) or more of the outstanding shares of our common stock.

As of February 4, 2013, there were 18,102,912 shares of common stock outstanding. To our knowledge, except as indicated in the footnotes to this table or pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to the shares of stock indicated.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  Shares of common stock and options, warrants and convertible securities that are currently exercisable or convertible within 60 days of the date of this document into shares of the Company’s common stock are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of the person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Owner	Percent of Class (2)

Common Stock	Dr. Steven R. Henson	1,061,165(3)	5.86%
	Director, President & Chairman of the Board	Direct / Indirect

Common Stock	Gregory W. Hadley	450,000	2.49%
	Director

Common Stock	Michael Farmer	980,100(4)	5.41%
	Director	Indirect

Common Stock	Gary A. Giles	-0-	0%
	Director

Common Stock	Jim R. Iman	-0-	0%
	Director

Common Stock	Mark J. Teinert Director	-0-	0%

Common Stock	RF Colorado Ventures, LLC(5)	9,900,000	54.69%
	3001 Executive Center Drive
	Suite 217
	Clearwater, FL 33762

Common Stock	Great Northern Energy, Inc.	7,400,000(6)	40.88%

Common Stock	All officers and directors as a group (6 in number)	2,491,265	13.76%

(1) Unless otherwise noted, the address for each beneficial owner is 5215 N. O’Connor Boulevard, Suite 1820, is Irving, TX 75039.

(2) Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

(3)   Dr. Henson is the managing member of RF Colorado Ventures, LLC ("RF Colorado"), which owns 9,900,000 shares of the Company's common stock, and as such Dr. Henson has voting and investment control over the securities held by RF Colorado; Dr. Henson disclaims beneficial ownership of these securities.  However, Dr. Henson owns an individual 10.7% interest in RF Colorado, which means that he indirectly owns 1,059,300 shares of the 9,900,000 shares of the Company's common stock that RF Colorado owns.  This amount also includes 1,865 shares of common stock that Dr. Henson purchased in the open market.

(4)   Michael Farmer owns a 9.9% interest in RF Colorado Ventures, LLC, which means that he indirectly owns 980,100 shares of the 9,900,000 shares of common stock owned by RF Colorado.

(5) Dr. Henson is the managing member of RF Colorado and as such has voting and investment control over the securities held by RF Colorado; Dr. Henson disclaims beneficial ownership of these securities.  (See footnote 3 above.)  RF Colorado intends to distribute all of its 9,900,000 shares to its members, after which, RF Colorado shall not own any shares of our common stock.

(6)On November 15, 2012, we entered into a Purchase and Sale Agreement (the “Agreement”) with Great Northern Energy, Inc. (“GNE”) to acquire a substantial non-operating working interest in oil assets in East Texas in consideration for a purchase price that includes (a) a cash payment of $3,900,000 in the form of (i) a deposit of $100,000; (ii) a promissory note in the amount of $1,100,000; and (iii) a promissory note in the amount of $2,700,000 and (b) 6,500,000 shares of its restricted common stock.  As of December 31, 2012, we transferred a total of $600,000 to GNE towards the purchase of the oil and gas properties, but the agreement had not been consummated.  We put forth a Letter of Addendum (the “Addendum”), dated January 25, 2013 to GNE, which modifies certain terms of the Agreement, including increasing the total amount of shares due under the Agreement to 7,400,000 (the "Agreement Shares").   The Board of Directors approved the Addendum and the transactions contemplated thereby via unanimous written consent on January 30, 2013, with an effective date of February 5, 2013.  The Addendum was executed on January 30, 2013 and we issued the Agreement Shares to GNE.  However, we have not yet made the payments required as of the date of this Schedule under the Addendum.  The parties continue to negotiate the terms of the transaction with GNE and therefore there can be no assurance that the acquisition contemplated by the Agreement will occur.

CORPORATE GOVERNANCE

Director Independence

We do not have any independent directors at this time. As we are currently listed on the OTCQB, we do not have any director independence requirements.

Board Meetings and Committees; Annual Meeting Attendance

During fiscal year 2012, the Board of Directors held three telephonic board meetings, but all actions discussed at such meetings were ultimately taken and approved via unanimous written consent.  No director attended fewer than 75% in the aggregate of the total number of board meetings held.

Due to our lack of operations and size, we do not have an Audit Committee. Furthermore, since we are listed on the OTCQB, we are not subject to any listing requirements mandating the establishment of any particular committees.  For these same reasons, we did not have any other separate committees during fiscal 2012; all functions of a nominating committee, audit committee and compensation committee were performed by our whole board of directors.  Our board of directors intends to appoint such persons and form such committees as are required to meet the corporate governance requirements imposed by the national securities exchanges as necessary. Therefore, we intend that a majority of our directors will eventually be independent directors and at least one director will qualify as an “audit committee financial expert.”

EXECUTIVE COMPENSATION

Mr. Ziegler was our sole executive officer during the fiscal year ended March 31, 2011 and he resigned from all of his positions with us as of December 3, 2012. We did not maintain any employment agreements with Mr. Ziegler during the fiscal year ended March, 31, 2012.  However, on August 1, 2012, we entered into a Corporate Officer/Director/Consultant Engagement Agreement with Mr. Ziegler pursuant to which we agreed to pay Mr. Ziegler $2,000 per month, starting September 1, 2012, for such services he provided to us.  Accordingly, as of the date of his resignation, we owed him $10,000.

On August 1, 2012, we also appointed John C. Miller as our Chief Financial Officer  and E. Robert Gates as our Vice President of Mergers and Acquisitions. Pursuant to each of his respective Corporate Officer/Consulting Engagement Agreement, we paid each of Mr. Miller and Mr. Gates $7,000 per month for their services. As additional compensation for their services, we agreed to issue each of Mr. Miller and Mr. Gates: (i) $5,000 in shares of our common stock, (ii) an initial retainer of 20,000 shares of our common stock, and (iii) options to purchase up to 300,000 shares of our common stock, of which 100,000 shares were purchasable at $1.00 per share and 200,000 shares of which were purchasable at $3.00 per share. On December 3, 2012, Mr. Miller and Mr. Gates each resigned from their respective positions with the Company.  Accordingly, each of Mr. Miller and Mr. Gates received an aggregate of $28,000 and $5,000 worth of our shares, but all such shares have been returned to the Company following the resignations; additionally, each of their options became void since they were to fully vest one year after issuance.

On December 3, 2012, we appointed Steven R. Henson as our President. Pursuant to the terms of the Corporate Officer Consulting Engagement Agreement, Mr. Henson shall receive an annual fee of $120,000.00 for his consulting services which include creating and implementing corporate strategy, and regulatory compliance regarding the reporting and governance of a publicly traded company.  In light of our cash position, Dr. Henson agreed that he shall not receive the cash compensation until such time as we are more cash flow positive, provided that if such funds are not available for 12 months following the date of the agreement, he shall accept the annual fee in options to purchase an amount of shares of our common stock equal to the amount owed to him, with an exercise price equal to the closing price of the our common stock on the last business day per month for the 12-month period considered.  We also entered into a Director agreement with Dr. Henson, pursuant to which he is eligible to receive additional compensation.  (See, "Director Compensation")

DIRECTOR COMPENSATION

Pursuant to our Bylaws, Directors do not receive any stated salary for their services, but by resolution of the Board a fixed sum and expense of attendance, if any, may be allowed for attendance at each regular and special meeting of the Board.  However, directors are not precluded from serving the corporation in any other capacity and receiving compensation therefor.

Mr. Ziegler, our sole director, resigned on December 3, 2012; he did not receive any compensation for his services as a director during the fiscal year ended March 31, 2011 or March 31, 2012.  However, as disclosed above, we did have an agreement with Mr. Ziegler, pursuant to which we agreed to pay him $2,000 for his services, including those as a director, to us.

On August 7, 2012, Mr. Ziegler appointed Mr. Kevin Carreno to the Board of Directors. We entered into a Board of Directors Agreement with Mr. Carreno on August 9, 2012, pursuant to which we agreed to pay him $2,000 per month in addition to an initial retainer of 20,000 shares of our common stock and options to purchase up to 300,000 shares of our common stock, of which 100,000 shares are purchasable at $1.00 per share and of which 200,000 shares are purchasable at $3.00 per share. The options have a term of 3 years and vest at a rate of 25% per quarter starting November 1, 2012 and shall be exercisable on the one year anniversary of the agreement. On September 27, 2012, Mr. Carreno resigned from the Board of Directors of the Company.  As part of his resignation, Mr. Carreno waived his rights to receive the options.

On December 3, 2012, Dr. Henson - our current President - was appointed as one of our directors.  As part of his appointment as a Director, Dr. Henson entered into a Board of Directors Agreement, which provides for Dr. Henson to be paid an annual director’s fee of $24,000, which shall be paid in increments of $2,000 a month or as otherwise in compliance with our established pay practices.  In light of our cash position, Henson agreed that he shall not receive the cash compensation until  such time as we are more cash flow positive, provided that if such funds are not available for 12 months following the date of the agreement, he shall accept the annual fee in options to purchase an amount of shares of our common stock equal to the amount owed to him, with an exercise price equal to the closing price of our common stock on the last business day per month for the 12-month period considered.  Such options shall vest at the rate of 25% per quarter.

On November 15, 2012, the Board of Directors appointed Mr. Hadley as a director.  As part of his appointment, Mr. Hadley has entered into a Board of Directors Agreement, which provides for Mr. Hadley to be issued 200,000 shares of our common stock for his engagement as a Director. His agreement also entitles him to an annual fee of $50,000 payable on a quarterly basis. (See "Related Transactions" above regarding a promissory note we entered into with Mr. Hadley and related share issuance)

New Directors

Following the Effective Date of this Schedule, we intend to enter into similar director agreements with the New Directors with the following anticipated terms.  We anticipate that each New Director will receive an annual director’s fee of $24,000, which shall be paid in increments of $2,000 a month or as otherwise in compliance with our established pay practices.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of any class of our securities registered under Section 12(g) of the Exchange Act to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms we received, we believe that during the year ended March 31, 2012, all such filing requirements applicable to our Company were complied with, except that reports were filed late by the following persons:

Name	# of Late Reports	Transactions Not Timely Reported	Known Failures to File a Required Form
Mr. Ziegler	0	0	1*

*Mr. Ziegler did not file a Form 3 upon his appointment as our sole officer and director.  Prior to the Change in Control Transaction, Mr. Ziegler and his affiliates owned an aggregate of approximately 2,550,000 shares of our common stock, all of which were transferred to Orphan Holdings pursuant to the Change in Control Transaction; Mr. Ziegler did not file any Section 16(a) forms regarding such shares.   As stated elsewhere in this Schedule and as set forth in the Company's public filings, Mr. Ziegler resigned from all of his positions with the Company.

Based solely on our  review of the copies of such forms we received, we believe that Mssrs. Henson and Hadley filed the required reports.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Rangeford’s officers and directors are indemnified as provided by the Nevada Revised Statutes and the Articles of Incorporation.

Under the Nevada Revised Statutes, a corporation may indemnify a director against any expenses reasonably incurred, paid in settlement, or  in the case of a suit by or in the right of the corporation, any amounts in connection with the defense of the action, provided that the director is not liable and has acted in good faith in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation. Such discretionary indemnification may be made by the corporation only as authorized (a) by the stockholders, (b) by the board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding; (c) if a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or (d) if a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

Where a director has been successful on the merits or otherwise in defense of the aforementioned actions, the corporation shall indemnify him or her against expenses actually and reasonably incurred in connection with the defense

The Company’s Articles of Incorporation provide that it will indemnify the directors to the fullest extent not prohibited by Nevada law and that such right shall be a contract right which may be enforced in any manner. The Company’s Articles of Incorporation further provide it will advance the expenses incurred by any officer or director in defending a civil suit  or proceeding, prior to the final disposition of the action, suit or proceeding, provided that the Company is in receipt of an undertaking setting forth that the director or officer repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the corporation.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON

ACCOUNTING AND FINANCIAL DISCLOSURE

On February 4, 2013, we engaged Chapman, Hext & Co., P.C. ("Champan") as our principal accountant to audit our financial statements. During our two most recent fiscal years and through December 31, 2012, we have not consulted with Champan regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor did Champan provide advice to us, either written or oral, that was an important factor we considered in reaching a decision as to the accounting, auditing or financial reporting issue.

Further, during our two most recent fiscal years or through December 31, 2012, we have not consulted the entity of Champan on any matter that was the subject of a disagreement as that term is defined in Item 304(a)(1) (iv) of Regulation S-K, or a reportable event.

On January 4, 2013, LBB & Associates, Ltd., LLP. (“LBB”) resigned as our independent registered public accounting firm. On the same date, the Board of directors approved the change in accountants by accepting the resignation of LBB and commencing the process of selecting an independent registered public accounting firm to serve as our independent registered public accounting firm.

LBB was not involved with the Company’s most recent fiscal year ended March 31, 2012, nor its Quarterly Report on Form 10-Q for the quarter ended September 30, 2012.   LBB has filed no reports on the Company’s financial statements.

During the time of LBB's engagement as our independent registered public accounting firm and through January 4, 2013, the date of resignation, there were no disagreements with LBB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to LBB's satisfaction would have caused it to make reference thereto in connection with its reports on our financial statements. During the time of LBB's engagement as our independent registered public accounting firm and through January 31, 2013 (the date the Company filed a Current Report on Form 8-K/A regarding the resignation), there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

On December 4, 2012, the Company’s Board of Directors engaged LBB, whose address is 2500 Wilcrest, Suite 150, Houston, TX 77042, to serve as the Company’s new independent registered public accountant.  The engagement was made effective December 1, 2012.

Prior to engaging LBB, the Company had not consulted LBB regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements or a reportable event, nor did the Company consult with LBB regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

On December 4, 2012, our Board of Directors terminated the client auditor-relationship between the Company and Sam Kan & Company (“Sam Kan”); they were appointed in February 2010. In connection with audit of fiscal years ended March 31, 2012 and 2011 and the cumulative period of April 1, 2012 through September 30, 2012 and through the date of termination of the accountants, no disagreements exist with the former independent registered public accountant on any matter of accounting principles or practices, financial statement disclosure, internal control assessment, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant would have caused them to make reference to the subject matter of the disagreements in their report.

The audit reports from Sam Kan for the fiscal years ended March 31, 2011 and 2012, contained an opinion which included a paragraph discussing uncertainties related to continuation of the Company as a going concern and did not include an adverse opinion or a disclaimer of opinion or were not qualified or modified as to uncertainty, audit scope or accounting principles.

AMENDING AND RESTATING THE BYLAWS

Following the Change in Control Transaction with Orphan Holdings, its majority shareholder, and RF Colorado, management examined our bylaws and determined that they are archaic and not in line with current corporate laws and practices.  Management believes that the Amended and Restated Bylaws will provide more flexibility to our board and shareholders to better enable them to conduct corporate actions.

In light of the confusing provisions contained in our current Bylaws regarding how to change the number of authorized directors, as per the Written Consent, following the Effective Date, we shall file an Amendment to our Articles of Incorporation with Nevada's Secretary of State to change the authorized number of directors as set forth below.

Below is a brief description of the key changes between our current Bylaws and the Amended and Restated Bylaws (the "New Bylaws"), which are attached as Exhibit B to this Schedule.  The following description is only a summary of the terms we deem most significant to our shareholders and is qualified in its entirety by reference to the full text of the form of the New Bylaws.

Increase in Number of Directors.

Our current Bylaws authorize three (3) directors and also seem inconsistent as to how to change the number of authorized directors.  We believe it will provide more flexibility for our bylaws to provide for a range in the number of authorized directors.  To address these concerns, the New Bylaws provide that the number of directors may from time to time be increased or decreased to any odd number not less than one(1) nor more than ten (10) by action of the Board of Directors.

Shareholder Voting Requirements

Our current Bylaws require a plurality of the votes cast, and allow shareholders to cumulate their votes, for the election of directors whereby the candidates receiving the highest number of votes up to the number of Directors shall be elected.  We believe that a majority vote better represents our shareholders and therefore our New Bylaws shall require that all questions and votes, including the election of directors, put forth to our shareholders shall be approved by a majority vote.

The new majority requirement means that more than 50% of the voters voted for the person or issue in question. This is different from the current requirement of plurality, pursuant to which less than 50% voted for the successful person or issue, but that person or issue received more votes than any other person or issue.   We believe this change is in line with our efforts to make our bylaws more current and flexible.

Annual Meeting Date

Our current Bylaws provide that our annual shareholder meeting shall be held at 12 pm on June 1 of each year.  We believe it would provide more flexibility if the bylaws did not set a specific time and date for our annual shareholder meetings.  Accordingly, the New Bylaws provide that the annual shareholder meeting shall be held at such place, either within or without the State of Nevada, and at such time and date as the Board of Directors, by resolution, shall determine and as set forth in the notice of the meeting.

Director Compensation

Based on our current Bylaws, directors may not receive a stated salary for their services as a director (although they may receive fees for serving in other capacities).  Currently, directors may only receive a fixed sum and expenses for attendance at board meeting if the board of directors so resolve.  To attract and retain talented directors who can achieve our long-term strategic goals and help create shareholder value, and better align our director compensation policies with competitors, we believe it is important to allow directors to receive a salary for the services they provide to us.  Accordingly, our New Bylaws provide that directors may be paid their expenses of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director.

Special Shareholder Meetings

Currently, our Bylaws provide that special meetings of the Shareholders may be called at any time by the Board of Directors, the Chairman of the Board, the President, a Vice President, the Secretary, or by one or more Shareholders holding not less than one-tenth (1/10) of the voting power of the corporation.  While we do not want to thwart our shareholders ability to hold special meetings for corporate purposes they deem important, it seems that requiring ownership of at least 25% of our outstanding shares is more in line with today's shareholders rights to call a special meeting.  We recognize that the ability to call special meetings enables shareholders to act on matters that arise between annual meetings (such as the removal of a director), but given our small size, limited cash resources and non-classified board, we believe its appropriate to further align these rights with current trends relating to this issue.  By increasing the right to 25%, we believe the Company is at less risk for having to burden the expense of a special meeting and of giving a minority stockholder the right to exert undue influence, while at the same time, maintaining our shareholders' right to call a special meeting.

Directors may be removed with or without cause pursuant to written consent.  Since we have a declassified board, a board who ostensibly was elected by the shareholders to best achieve our short and long term goals, the ease with which one can call a special meeting and remove directors outside the annual meeting may limit our directors time to consider hostile takeover proposals and seek superior alternatives.

For these reasons, we think it is in the best interests of the company and the long term interests of our shareholders to make this change.  The New Bylaws will also specify that no special meeting requests will be valid if it is received 90 days before the annual meeting or 90 days after a meeting at which a similar matter was on the agenda. Additionally, the New Bylaws will require that the 25% ownership is held of record and that such ownership shall not include any  short positions or other hedging of economic exposure to the shares; this is proposed to ensure the requesting shareholders’ economic stake in the company.  Finally, the New Bylaws shall provide that the ownership threshold required to call a special meeting may only be changed by including the new reduced threshold in an amendment to our Articles of Incorporation.

Shareholder Action via Written Consent

Our Bylaws currently permit shareholders to take action by written consent, however it contains different and confusing notice requirements and different ownership levels for certain actions.  For instance, the current Bylaws seem to require that some actions can only be taken by written consent if authorized by a writing signed by all of the shareholders entitled to vote and that directors can only be elected via unanimous written consent.  The New Bylaws seek to streamline the provisions for shareholder action via written consent and align them with Nevada's state corporate laws.  Accordingly, the New Bylaws provide that any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote if authorized by the written consent of stockholders holding at least a majority of the voting power, unless the provisions of the statutes, the Articles of Incorporation or the Bylaws require a greater proportion of voting power to authorize such action in which case such greater proportion of written consents shall be required.  The New Bylaws further provide that prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

Determination of Record Date

Nevada corporate law allows directors to select a period not exceeding 60 days before any meeting of the stockholders during which no transfer of stock on the books of the corporation may be made, or may fix, in advance, a record date not more than 60 or less than 10 days before the date of any such meeting as the date as of which stockholders entitled to notice of and to vote at such meetings must be determined.  We believe this provides more flexibility than our current bylaw provisions, which limit the period to no more than 30 days preceding the subject act, and the new Bylaws reflect same.

Annual Report

As we are now a reporting company that files annual, quarterly and current reports, proxy statements and other information with the SEC, we believe the requirement to send copies of our annual report to shareholders is outdated.  Accordingly, the New Bylaws do not contain such a provision.

The 2012 Stock Option and Award Plan

Our Board of Directors unanimously approved the 2012 Stock Option and Award Plan (the “2012 Plan”) via unanimous written consent on August 28, 2012, subject to stockholder approval, which is required to occur on or before August 2013 to make the 2012 Plan effective. Our Board of Directors believe that the 2012 Plan is in the best interest of the Company and our stockholders. The following summary of certain features of the 2012 Plan is qualified in its entirety by reference to the actual text of the 2012 Plan, which is attached as Exhibit C to this Schedule.  Following the Effective Date, our Board of Directors have the right to suspend or terminate the 2012 Plan at any time.  The 2012 Plan shall automatically terminate on the 10th anniversary of the effective date.

The 2012 Plan provides for the grant of restricted common stock, as well as other stock-based awards and other benefits to the types of employees, executive officers, consultants and directors who we believe will contribute to our long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all of our stockholders.  The purpose of the 2012 Plan is to enable us to attract and retain qualified persons as employees, officers and directors and others, whose services are required by us, and to motivate such persons by providing them with equity participation in us.

The 2012 Plan is administered by the Board or a Committee appointed by the board (the "Administrator") who shall have, subject to specified limitations, the full authority to grant equity awards and establish the terms and conditions for vesting and exercise thereof. Unless otherwise provided in the Stock Purchase Agreement, any right to acquire shares under the 2012 Plan (other than an Option) shall automatically expire if not exercised by the holder within 15 days after the grant of such right was communicated to the holder.

Subject to certain adjustment due to stock splits, dividends, liquidation, merger, change in par value, Two Million (2,000,000) shares of Common Stock shall be reserved and available for issuance under the 2012 Plan.  If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then (i) the number of shares of Stock available for Rights, (ii) the number of shares of Stock covered by outstanding Rights, and (iii) the Exercise Price or Purchase Price of any Stock Option or Purchase Right, in effect prior to such change, shall be proportionately adjusted by the 2012 Plan administrator to reflect any increase or decrease in the number of issued shares of Stock; provided, however, that any fractional shares resulting from the adjustment shall be eliminated.

Each Stock Option Agreement shall state the price at which shares subject to the Stock Option may be purchased (the "Exercise Price"), which shall, with respect to Incentive Stock Options, be not less than 100% of the fair market value of the stock on the grant date. In the case of Non-Qualified Stock Options, the Exercise Price shall be determined in the sole discretion of the Administrator.

Stock Options and other stock purchase awards may grant the Company the right of first refusal that is exercisable in connection with any proposed sale, hypothecation or other disposition of such option or award.  The Company may also have repurchase rights with respect to an award after the termination of such award holders service with the company.  The potential right of first refusal and repurchase rights cease to exist if the Company's stock becomes publicly traded or are not permitted under applicable federal or state securities laws.

The Board may amend, suspend or terminate the 2012 Plan at any time and for any reason. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on stockholder approval.

Section 162(m) of the Internal Revenue Code disallows a public company’s deductions for employee compensation exceeding $1,000,000 per year for the chief executive officer and the four other most highly compensated executive officers. Section 162(m) contains an exception for performance-based compensation that meets specific requirements. The 2012 Plan is intended to permit all options to qualify as performance-based compensation at the Administrator's discretion. If an award is to qualify as such, it shall clearly state so in the award agreement.

DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our unaudited financial statements and notes thereto included herein. In connection with, and because we desire to take advantage of, the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, we caution readers regarding certain forward looking statements in the following discussion and elsewhere in this report and in any other statement made by, or on our behalf, whether or not in future filings with the Securities and Exchange Commission.  Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results or other developments. Forward looking  statements are necessarily based upon estimates and assumptions that are inherently  subject to significant  business,  economic and competitive uncertainties and  contingencies,  many of which are beyond our control and many of which,  with  respect to future  business  decisions,  are subject to change. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward looking statements made by, or on our behalf.  We disclaim any obligation to update forward-looking statements.

The independent registered public accounting firm’s report on the Company’s financial statements for each of the two years ended March 31, 2012  includes a “going concern” explanatory paragraph, that describes substantial doubt about the Company’s ability to continue as a going concern.

PLAN OF OPERATIONS

(This section is taken from our Quarterly Report on Form 10-Q/A for the quarter ended December 31, 2012; we encourage you to read the Plan of Operations included in our Annual Report on Form 10-K for the year ended March 31, 2012, which accompanies this Schedule.)

General

Rangeford Resources, Inc. (the “Company”) is a development stage company that was incorporated on December 4, 2007, in the state of Nevada. The Company has never declared bankruptcy, it has never been in receivership, and it has never been involved in any legal action or proceedings. The fiscal year end is March 31st. The Company has not had revenues from operations since its inception and/or any interim period in the current fiscal year.

In August 2012, RF Colorado Ventures, LLC, a Colorado limited liability company, acquired 9.9 million shares of the Company’s Common Stock representing approximately 98% of the total issued and outstanding shares.  The Company entered into various consulting agreements to manage the affairs of the company, including corporate governance, accounting procedures and controls and strategic planning.  Many of the agreements were with entities related to the principle owners of RF Colorado Ventures, LLC. (See Note 4 to the Financial Statements included below).

Purchase and Sale Agreement

The Company put forth a Letter of Addendum (the “Addendum”), dated  January 25, 2013 to the  Purchase and Sale Agreement the Company entered into with GNE in November 2012; the Addendum modifies the Agreement in certain respects (See Note 3 to the Financial Statements included below). The Board of Directors approved the Addendum and the transactions contemplated thereby via unanimous written consent on January 30, 2013, with an effective date of February 5, 2013. The Addendum was executed on January 30, and the Company issued the shares required there under.  However, the Company has not yet made the payments required as of the date of this filing under the Addendum.  The parties continue to negotiate the terms of the transaction with GNE and therefore there can be no assurance that the acquisition contemplated by the Agreement will occur .

In order to fund the cash requirements under the GNE agreement, the Company will have to raise a significant amount of capital.  From the date of inception (December 4, 2007) to December 31, 2012, the Company has recorded a net loss of $833,537 which were expenses relating to the initial development of the Company, filing its Registration Statement on Form S-1, expenses relating to maintaining its reporting company status with the SEC and during the last three month period, the Company’s activities in securing consulting services and general and administrative expenses incurred to raise additional equity and negotiate the GNE transaction. In order to complete the GNE transaction and to survive as a going concern over the Company will require additional capital investments or borrowed funds to meet cash flow projections and carry forward our business objectives.

There can be no guarantee or assurance that we can raise adequate capital from outside sources to fund the proposed business. Failure to secure additional financing would result in cancellation of the GNE transaction and business failure and a complete loss of any investment made into the Company.

OFF BALANCE SHEET ARRANGEMENTS

As of the date of this Quarterly Report, the Company does not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on the Company's financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to investors. The term "off-balance sheet arrangement" generally means any transaction, agreement or other contractual arrangement to which an entity unconsolidated with the Company is a party, under which the Company has (i) any obligation arising under a guarantee contract, derivative instrument or variable interest; or (ii) a retained or contingent interest in assets transferred to such entity or similar arrangement that serves as credit, liquidity or market risk support for such assets.

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RESULTS OF OPERATIONS

For the Three and Nine Months Ended December 31, 2012 Compared to the Three and Nine Months Ended December 31, 2011

The following table sets forth information from our statements of comprehensive income for the three months ended December 31, 2012 and 2011.

	Three Months Ended December 31,		Increase/
	2012	2011	Decrease

Revenue	$ -	$ -

Operational expenses
Investor relations	400	-	400
Professional Fees	213,245	4,665	208,580
Professional Fees- related party	400,400	-	400,400
General and administrative	8,142	705	7,437
Total operational expenses	622,187	5,370	616,817

Loss from operations	(622,187)	(5,370)	616,817

Other expense
Interest expense	281,050	-	281,050
Total other expense	281,050	-	281,050

Provisions for income taxes	-	-	-
Net loss	$ (903,237)	$ (5,370)	$ (897,867)

During the three months ended December 31, 2012 and 2011, the Company did not recognize any revenues from it operating activities.

During the three months ended December 31, 2012, the Company recognized a net loss of $903,237 compared to a net loss of $5,370 for the three months ended December 31, 2011.  The increase of $897,867 was the result of the Company’s increase in operational expenses and interest charges.

During the three months ended December 31, 2012, the Company incurred $400 in investor relations expenses as compared to none in the comparable period in the prior year as the Company commenced a more active role in communicating the Company’s activities to shareholders.

During the three months ended December 31, 2012, the Company incurred $213,245 and $400,400 in professional fees and related party professional fees, respectively as compared to $4,665 and none in the comparable period in the prior year.  The professional fees were primarily related to legal, accounting, management and board fees resulting from the GNE agreement, the Preferred Stock issuance and corporate governance.  Professional fees- related party related to the professional services contract with Fidare Consulting Group, LLC (“Fidare”) to provide consulting services relating to corporate governance, accounting procedures and controls and strategic planning in the amount of $399,600.   Approximately $40,000 was paid in cash, $180,800 was paid in common stock and the remainder was paid in the form of warrants to purchase common stock (see note 4 to the financial statements included below).

General and administrative expenses increased $7,437 to $8,142 primarily relating to increase in common stock transfer fees, quote fees for the Company’s common stock and meals and entertainment associated with the Company’s increased activities.

During the three months ended December 31, 2012, the Company incurred $281,050 in interest expense as compared to none in the prior year period.  During the current year period, the Company entered into two note agreements with shareholders.  The notes bore interest at 6%.  As an incentive to enter into the note agreements the Company agreed to issue to the stockholders a total of 275,000 shares of common stock with an approximate value of $277,750, which was amortized as additional interest expense over the term of the notes (see note 4 to the financial statements included below).

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For the Nine Months Ended December 31, 2012 Compared to the Nine Months Ended December 30, 2011

	Nine Months Ended December 31,		Increase/
	2012	2011	Decrease

Revenue	$ -	$ -
Operational expenses
Investor relations	17,504	-	17,504
Professional Fees	255,268	9,050	246,218
Professional Fees- related party	400,400	-	400,400
General and administrative	10,713	795	9,918
Total operational expenses	683,885	9,845	674,040

Loss from operations	(683,885)	(9,845)	674,040
Other expense
Interest expense	281,050	-	281,050
Total other expense	281,050	-	281,050

Provisions for income taxes	-	-	-
Net loss	$ (964,935)	$ (9,845)	(955,090)

During the nine months ended December 31, 2012 and 2011, the Company did not recognize any revenues from it operating activities.

During the nine months ended December 31, 2012, the Company recognized a net loss of $964,935 compared to a net loss of $9,845 for the nine months ended December 31, 2011. The increase of $955,090 was the result of the Company’s increase in operational expenses and interest charges.

During the nine months ended December 31, 2012, the Company incurred $17,504 in investor relations expenses as compared to none in the comparable period in the prior year as the Company commenced a more active role in communicating the Company’s activities to shareholders.

During the nine months ended December 31, 2012, the Company incurred $255,268 and $400,400 in professional fees and related party professional fees, respectively as compared to $9,050 and none in the comparable period in the prior year.  The Professional fees were primarily related to legal, accounting, management and board fees resulting from the GNE agreement, the Preferred Stock issuance and corporate governance.  Professional fees- related party related to the professional services contract with Fidare to provide consulting services relating to corporate governance, accounting procedures and controls and strategic planning in the amount of $412,020.   Approximately $40,000 was paid in cash, $180,800 was paid in common stock and the remainder was paid in the form of warrants to purchase common stock (see note 4 to the financial statements included below).

General and administrative expenses increased $9,918 to $10,713 primarily relating to increase in common stock transfer fees, quote fees for the company’s common stock and meals and entertainment associated with the Company’s increased activities.

During the nine months ended December 31, 2012, the Company incurred $281,050 in interest expense as compared to none in the prior year period.  During the current year period, the Company entered into two note agreements with shareholders.  The notes bore interest at 6%.  As an incentive to enter into the note agreements the Company agreed to issue to the stockholders a total of 275,000 shares of common stock with an approximate value of $277,750, which was amortized as additional interest expense over the term of the notes (see note 4 to the financial statements included below).

LIQUIDITY

At December 31, 2012, we had total cash on hand of $152,915, and other current asset of $17,500.  At December 31, 2012, we had total current liabilities of $153,554, consisting of accounts payables of $50,154 and related party advances and notes payable of $103,400.  At December 31, 2012, we have working capital of $16,861.

During the nine months ended December 31, 2012, we used cash of $134,385 in our operations compared to $7,195 during the nine months ended December 31, 2011.  During the nine months ended December 31, 2012, we received funds of $787,100 from our financing activities compared to $5,560 during the nine months ended December 31, 2011.

During the nine month period ended December 31, 2012, the Company received loans from two of its shareholders totaling $110,000 to fund working capital and the advance to GNE of $100,000.

Private offering of Preferred Shares

In December 2012, the Board of directors authorized the offering for sale and issuance of up to a maximum of 3,000,000 Shares of our Series “A” Convertible Preferred Stock, $0.001 par value per share (the “Preferred Stock”). The Stated Value of the Preferred Stock is $5.00 per Share (the “Stated Value”). Each Share of Preferred Stock bears an eight percent (8%) cumulative dividend (the “Dividend”), due and payable quarterly as of July 31, October 31, January 31 and April 31.  Each Share may be converted by the holder thereof, at any time, into one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and one warrant exercisable at $6.50 per share into one share of the Company’s Common Stock (the “Warrant”). The Company may force conversion to Common Stock and one Warrant if the Company’s Common Stock trades over $7.00 for forty-five consecutive trading days.  The Preferred Stock is currently being offered to certain high net worth individuals and accredited investors in a private offering.  As of December 31, 2012, the company had received proceeds of $785,000 for subscriptions to 157,000 shares of Preferred Stock.  Subsequent to year end, the company received an additional $25,000 in proceeds for subscriptions to an additional 5,000 Preferred Stock.  As of February 14, 2013, none of the Preferred Stock had been issued.

Short Term.

On a short-term basis, we have not generated any revenue or revenues sufficient to cover operations.  Based on prior history, we will continue to have insufficient revenue to satisfy current and recurring liabilities and the Company will need to raise significant additional capital.

CAPITAL RESOURCES

The Company will need to raise an additional $5,309,218 in funding to fully comply with the terms of the revised GNE agreement of which $1,636,155 is due and payable immediately.

The Company is making every effort to sell at least a sufficient amount of Preferred Stock to meet the capital requirements of the GNE agreement and for general corporate purposes. There can be no assurances that the Company will be successful in its attempt to sell the preferred shares.

Critical Accounting Policies

Cash

Cash and cash equivalents include short-term, highly liquid investments with maturities of less than three months when acquired.

Fair Value of Financial Instruments

The Company's financial instruments as defined by FASB ASC 825-10-50 include cash, trade accounts receivable, and accounts payable and accrued expenses.  All instruments are accounted for on a historical cost basis, which, due to the short maturity of these financial instruments, approximates fair value at June 30, 2012 and 2011.

FASB ASC 820 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosures about fair value measurements. ASC 820 establishes a three-tier fair value hierarchy which prioritizes the inputs used in measuring fair value as follows:

Level 1. Observable inputs such as quoted prices in active markets;

Level 2. Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

Level 3. Unobservable inputs in which there is little or no market data, which requires the reporting entity to develop its own assumptions.

The Company does not have any assets or liabilities measured at fair value on a recurring basis at December 31, 2012 and March 31, 2012. The Company did not have any fair value adjustments for assets and liabilities measured at fair value on a nonrecurring basis during the three months ended December 31, 2012 and 2011.

FINANCIAL STATEMENTS

Below are our unaudited financial statements for the quarter ended December 31, 2012, taken from our Quarterly Report on Form 10-Q/A for the quarter ended December 31, 2012.  Our audited financial statements for the year ended March 31, 2012 are included in the Annual Report accompanying this Schedule and we encourage you to review same.

Rangeford Resources, Inc.

Balance Sheets

(Unaudited)

	December 31,	March 31,
	2012	2012
ASSETS
Current assets:
Cash	$ 152,915	$ 200
Prepaid expenses- related party	$ 17,500	-
Total current assets	$ 170,415	$ 200
Deposit	$ 600,000	-
Total assets	$ 770,415	$ 200

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable	$ 50,155	$ 3,350
Other payables	-	160
Related party advances and notes payable	103,400	21,055
Total current liabilities	153,555	24,565

Stockholders' Deficit
Series A Convertible preferred stock, $5.00 par value issuable	785,000	-
Common stock, $0.01 par value; 75,000,000 shares authorized; 10,682,700 shares issued and outstanding at September 30, 2012 and December 31, 2012, respectively	10,683	10,082
Additional paid-in capital	850,689	30,131
Deficit accumulated during the development stage	(1,029,512)	(64,578)
Total stockholders' deficit	616,860	(24,365)

Total Liabilities and stockholders' deficit	$ 770,415	$ 200

See accompanying unaudited financial statements.

Rangeford Resources, Inc.

(A Development Stage Company)

Unaudited Statements of Operations

	Three Months Ended December 31,		Nine Months Ended December 31,		For the period from December 4, 2007 (inception) to December 31,
	2012	2011	2012	2011	2012
Revenue	$ -	$ -	$ -	$ -	$ -
Operational expenses:
Investor relations	400	-	17,504	-	17,504
Professional Fees	213,245	4,665	255,268	9,050	317,188
Professional Fees- related party	400,400	-	400,400	-	400,400
General and administrative	8,142	705	70,713	796	13,211
Total operational expenses	622,187	5,370	683,885	9,845	748,303
Loss from operations	(622,187)	(5,370)	(683,885)	(9,845)	(748,303)

Other expense
Interest expense	281,050	-	281,050	-	281,210
Total other expense	281,050	-	281,050	-	281,210

Provisions for income taxes	-	-	-	-	-
Net loss	$ (903,237)	$ (5,370)	$ (964,935)	$ (9,845)	$ (1,029,513)

Per share information
Basic and diluted	$ (0.09)	$ (0.00)	$ (0.10)	$ (0.00)	$ -
Weighted average shares outstanding	10,192,754	10,081,700	10,109,692	10,081,700	-

	See accompanying notes to the unaudited financial statements.

Rangeford Resources, Inc.

(A Development Stage Company)

Unaudited Statements of Comprehensive Loss

	Three Months Ended December 31,		Nine Months Ended December 31,		For the period from December 4, 2007 (inception) to December 31,
	2012	2011	2012	2011	2012
Net Loss	$ (903,237)	$ (5,370)	$ (964,935)	$ (9,845)	$ (1,029,513)
Other Comprehensive income (loss)
Comprehensive Loss	$ (903,237)	$ (5,370)	$ (964,935)	$ (9,845)	$ (1,029,513)

See accompanying notes to the unaudited financial statements.

Rangeford Resources, Inc.

(A Development Stage Company)

Unaudited Statements of Cash Flows

	Nine months ended		For the period from December 4, 2007
	December 31,		(inception) to September 30,
	2012	2011	2012
Cash flows from operating activities
Net loss	$ (964,935)	$ (9,845)	$ (1,029,513)
Adjustments to reconcile net loss to net cash used in operating activities
Equity/Warrants issued for services	797,444	-	810,644
Changes in operating assets and liabilities:
Deposits- related party	(17,500)	-	(17,500)
Related party payables	3,300	-	3,300
Accounts and other payables	47,306	2,650	50,816
Net cash used in operating activities	(134,385)	(7,195)	(182,253)
Cash Flows from investing activities:
Cash paid for Long-term deposit	(500,000)	-	(500,000)
Net cash provided by investing activities	(500,000)	-	(500,000)
Cash Flows from financing activities:
Proceeds from related party payable	12,100	7,060	34,655
Repayments of related party payables	(10,000)	(1,500)	(11,500)
Proceeds from subscriptions to convertible preferred	785,000	-	785,000
Contributed capital	-	-	-
Proceeds from issuance of stock	-	-	25,813
Net cash provided by financing activities	787,100	5,560	835,168
Net (decrease) increase in cash	152,715	(1,635)	152,915
Cash at beginning of period	200	1,880	-
Cash at end of period	$ 152,915	$ 245	$ 152,915
Supplemental disclosure of non-cash investing and financing activities:
Issuance of 7,630,058 shares of common stock for professional and consulting services	-	-	13,200
Forgiveness of accrued interest due to related parties	160	-	160
Forgiveness of payables due to related parties	500	-	500
Forgiveness of related party loans	23,055	-	23,055
Supplemental Cash Flow Information:
Cash paid for interest expense	-	-	-
Cash paid for income taxers	-	-	-

See accompanying notes to unaudited financial statements.

(A Development Stage Enterprise)

Notes to Unaudited Financial Statements

For the Three and Nine Months Ended December 31, 2012 and 2011

NOTE 1 – CONDENSED FINANCIAL STATEMENTS

The accompanying financial statements have been prepared by the Company without audit.  In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations, and cash flows as of December 31, 2012, and for all periods presented herein, have been made.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted.  It is suggested that these condensed financial statements be read in conjunction with the financial statements and notes thereto included in the Company’s March 31, 2012 audited financial statements.  The results of operations for the periods ended December 31, 2012 and 2011 are not necessarily indicative of the operating results for the full years.

NOTE 2 – GOING CONCERN

The Company’s financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and allow it to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management’s plan is to obtain such resources for the Company by obtaining capital from management and significant shareholders sufficient to meet its minimal operating expenses and seeking equity and/or debt financing. However management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 3 – AGREEMENT TO PURCHASE OIL AND GAS PROPERTIES

On November 15, 2012, the Company entered into a Purchase and Sale Agreement (the “Agreement”) with Great Northern Energy, Inc. (“GNE”) to acquire a substantial non-operating working interest in oil assets in East Texas in consideration for a purchase price that includes (a) a cash payment of $3,900,000 in the form of (i) a deposit of $100,000; (ii) a promissory note in the amount of $1,100,000; and (iii) a promissory note in the amount of $2,700,000 and (b) 6,500,000 shares of its restricted common stock.

As of December 31, 2012, the Company had transferred a total of $600,000 to GNE towards the purchase of the oil and gas properties, but the agreement had not been consummated.  The advance was recorded as a long-term deposit on the balance sheet.

The Company put forth a Letter of Addendum (the “Addendum”), dated January 25, 2013 to GNE; which shall modify the Agreement.  The Board of Directors approved the Addendum and the transactions contemplated thereby via unanimous written consent on January 30, 2013, with an effective date of February 5, 2013.  The Addendum was executed on January 30, 2013 and the Company has issued the shares required under the Addendum to GNE.  However, the Company has not yet made the payments required as of the date of this filing under the Addendum.  The parties continue to negotiate the terms of the transaction with GNE and therefore there can be no assurance that the acquisition contemplated by the Agreement will occur.  Pursuant to the current Addendum, the Agreement shall be modified as follows:

1.

The Effective Date shall be deemed to have occurred on January 25, 2013, the Termination Date for the Closing of the transfer of the Assets from GNE to the Company shall be extended to no later than March 31, 2013.

2.

The Company shall issue GNE a new promissory note in the amount of $1,113,260 in exchange for the promissory note in the amount of $1,100,000 issued to GNE on November 15, 2012. The new promissory note shall be repayable commencing on February 15, 2013 and continuing in the increments on the dates set forth below until paid in full, bears interest at eight percent (8%) per annum, and includes additional fees in the total amount of $145,958.30 on the following schedule:

February 15, 2013 $ 436,154.68 Principal, Interest and Additional Fees

June 15, 2013 $ 290,196.38Principal and Interest

September 15, 2013 $ 290,196.38 Principal and Interest

December 15, 2013 $ 290,196.38 Principal and Interest

3.

The date for the payment of $1,200,000 under the $2,700,000 promissory note shall be extended from December 1, 2012, to January 25, 2013, which $600,000 has been paid.

4.

The Company shall issue GNE an additional 900,000 shares of its restricted common stock, increasing the total amount of shares due under the Agreement to 7,400,000 (the "Agreement Shares").  All of the Agreement Shares were issued to GNE.

5.

The amount of minimum working capital to be maintained by the Company shall be reduced from $1,400,000 to $150,000.

NOTE 4 – RELATED PARTY TRANSACTIONS

Professional Services

In September 2012, the Company entered into a professional services contract with Fidare Consulting Group, LLC (“Fidare”) to provide consulting services relating to corporate governance, accounting procedures and controls and strategic planning.  The managing member and principle owner of Fidare is a major stockholder in RF Colorado Ventures, the Company's principle stockholder.  In accordance with the terms of the original contract, Fidare receives monthly compensation of 20,000 common shares per month and warrants to purchase 20,000 common shares with an exercise price equal to the closing sale price of the Company’s common stock on the date of issuance, plus reasonable and necessary expenses.  The warrants are exercisable at any time for two years from the date of issuance and may be settled on a net basis.  In December 2012, the contract was amended to provide for monthly compensation of $20,000 per month plus warrants to purchase 20,000 common shares on the same terms described above.  As of December 31, 2012, 100,000 shares had been issued to Fidare.

The fair value of each warrant granted was estimated on the date of grant using the Black-Scholes option valuation.  Expected volatilities are based on volatilities from the historical trading ranges of the Company’s stock.  The expected term of options granted is estimated at the contractual term as noted in the individual option agreements and represents the period of time that options granted are expected to be outstanding. The risk-free rate for the periods within the contractual life of the option is based on the U.S. Treasury bond rate in effect at the time of grant for bonds with maturity dates at the estimated term of the options.  The key assumptions used in evaluating the warrants and the estimated fair value are as follows:

	September 30, 2012	October 31, 2012	November 30, 2012	December 31, 2012
	Grant Date	Grant Date	Grant Date	Grant Date	Total
Expected Volatility	91%	104%	142%	146%
Expected Dividends	0	0	0	0
Expected term (in years)	24	24	24	24
Risk-free rate	3.13%	3.13%	3.13%	3.13%
Estimated Fair value using Black-Scholes Model	$ 0.58	$ 0.56	$ 3.47	$ 4.95
Warrants issued	20,000	20,000	20,000	20,000	80,000
Fair Value	$ 11,620	$ 11,160	$ 69,420	$ 99,020	$ 191,220

In December 2012, the Company entered into a Master Services Agreement with IntreOrg Systems, Inc. (“IntreOrg”) to provide third party data aggregation and surveillance of share ownership, purchases, sales and custody by individuals, institutions, broker-dealers, clearing agents, and custodians for a period of one year commencing on December 31, 2012.  The principle owner of IntreOrg is a major stockholder in RF Colorado Ventures, the Company's principle stockholder. The annual subscription service is $30,000 plus a one-time set-up fee of $2,500.  In accordance with the terms of the contract, the company paid an initial amount of $17,500 with the remainder due on January 31, 2013, which has not yet been paid.

Advances and notes payable

On November 1, 2012, the Company entered into a note agreement with a shareholder whereby the Company borrowed $10,000 from the shareholder (the “Albury Note”).  The Albury Note was payable in 60 days with interest at 6% per annum.  In accordance with the terms of the note agreement, the Company agreed to issue 25,000 shares of unregistered common stock to the shareholder.  The note was paid in full in December 2012.  The shares of unregistered common stock had a fair value of approximately $25,250 as of November 1, 2012, which was recorded as additional interest expense over the 60 day term of the note.  As of December 31, 2012, all of the 25,000 shares were issued to Albury.

Also on November 1, 2012, the Company entered into a note agreement with another shareholder, pursuant to which the Company borrowed $100,000 from the shareholder which was payable in 60 days with interest at 6% per annum (the “Hadley Note”).  Proceeds from the Hadley Note were paid directly to GNE as a deposit to purchase certain oil and gas assets (see Note 3).  The Hadley Note was payable in 60 days with interest at 6% per annum.  In accordance with the terms of the note, the Company agreed to issue 250,000 shares of unregistered common stock to the shareholder.  The note has not been repaid and is currently past due.  The shares of unregistered common stock had a fair value of approximately $252,500 as of November 1, 2012, which was recorded as additional interest expense over the 60 day term of the note.  As of December 31, 2012, all 250,000 shares were issued to Hadley.

On November 28, 2012, the CE McMillan Family Trust advanced the Company $100 to facilitate the opening of a new bank account in Irving, Texas.  The trustee of the CE McMillan Family Trust is a relative of a principle shareholder of RF Colorado Ventures. The advance had not been repaid as of December 31, 2012.

NOTE 4 – SERIES A CONVERTIBLE PREFERRED STOCK

In December 2012, the Board of directors authorized the offering for sale and issuance of up to a maximum of 3,000,000 Shares of our Series “A” Convertible Preferred Stock, $0.001 par value per share (the “Preferred Stock”). The Stated Value of the Preferred Stock is $5.00 per Share (the “Stated Value”). Each Share of Preferred Stock bears an eight percent (8%) cumulative dividend (the “Dividend”), due and payable quarterly as of July 31, October 31, January 31 and April 31.  Each Share may be converted by the holder thereof, at any time, into one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and one warrant exercisable at $6.50 per share into one share of the Company’s Common Stock (the “Warrant”). The Company may force conversion to Common Stock and one Warrant if the Company’s Common Stock trades over $7.00 for forty-five consecutive trading days.  The Preferred Stock is currently being offered to certain high net worth individuals and accredited investors in a private offering.  As of December 31, 2012, the company received proceeds of $785,000 for subscriptions to purchase 157,000 shares of Preferred Stock.  Subsequent to year end, the Company received an additional $25,000 in proceeds for subscriptions to purchase an additional 5,000 shares of Preferred Stock.  As of February 14, 2013, none of the Preferred Stock had been issued.

By: Order of the Board of Directors

_/s/ Steven Henson________________________

Steven R. Henson

President and Chairman of the Board

Exhibit A

Form of Amendment to Articles of Incorporation

Articles of Amendment to Articles of Incorporation

for

RANGEFORD RESOURCES, INC.

Name of the Corporation is RANGEFORD RESOURCES, INC.

Pursuant to Section 78.390 of the Nevada Revised Statutes, the articles have been amended as follows:

Article 3. Board of Directors

The number of directors may from time to time be increased or decreased to any odd number not less than one(1) nor more than ten (10) by action of the Board of Directors.  The directors shall be elected at the annual meeting of the stockholders and except as otherwise provided in these Articles, each director elected shall hold office until his successor is elected and qualified.  Directors need not be stockholders

Signature

/s/ Steven R Henson

Dr. Steven R. Henson

Exhibit B

Form of Amended and Restated Bylaws

OF

RANGEFORD RESOURCES, INC.

A Nevada Corporation

ARTICLE I

OFFICES

Section 1.

The principal office for the transaction of business of the corporation shall be fixed or may be changed by approval of a majority of the authorized Directors, and additional offices may be established and maintained at such other place or places as the Board of Directors may from time to time designate.

Section 2.

The corporation may also have offices at such other places both within and without the State of Nevada as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1.

All annual meetings of the stockholders shall be held at the registered office of the corporation or at such other place within or without the State of Nevada or via conference call as the directors shall determine.  Special meetings of the stockholders may be held at such time and place within or without the State of Nevada as shall be stated in the notice of the meeting, or in a duly executed waiver of notice thereof.

Section 2.

An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place or via conference call on such date, and at such time as the Board of Directors shall each year fix, which date shall be within thirteen months subsequent to the last annual meeting of stockholders.

Section 3.

Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation, may be called by the President or the Secretary, by resolution of the Board of Directors or at the request in writing of stockholders owning of record at least 25% of the entire capital stock of the corporation issued and outstanding and entitled to vote (the "Ownership Threshold"); provided however, that such 25% Ownership Threshold shall not include any  short positions or other hedging of economic exposure to the shares.   Notwithstanding the foregoing, no special meeting requests will be valid if it is received 90 days before the annual meeting or 90 days after a meeting at which a similar matter was on the agenda. A special meeting request shall state the purpose of the proposed meeting.  The Ownership Threshold required herein may only be changed by including the new threshold in an amendment to our Articles of Incorporation.

Section 4.

Notices of meetings shall be in writing and signed by the President or a Vice-President or the secretary or an Assistant Secretary or by such other person or persons as the directors shall designate.  Such notices shall state the purpose or purposes for which the meeting is called and the time and the place, which may be within or without this State, where it is to be held.  A copy of such notice shall be delivered to each stockholder of record entitled to vote at such meeting not less than ten nor more than sixty days before such meeting.  If transmitted via personal delivery or mail, first class, postage prepaid, it shall be directed to a stockholder at his address as it appears upon the records of the corporation and upon such mailing of any such notice, the service thereof shall be complete and the time of the notice shall begin to run from the date upon which such notice is deposited in the mail for transmission to such stockholder.  Personal delivery or mailing of any such notice to any officer of a corporation or association, or to any member of a partnership which is a stockholder shall constitute delivery of such notice to such corporation, association or partnership.  In the event of the transfer of stock after delivery or mailing of such notice of and prior to the holding of the meeting it shall not be necessary to deliver or mail notice of the meeting to the transferee. If   transmitted electronically, such notice shall be given when directed to the shareholder’s electronic mail address as supplied by the shareholder  to the  secretary  of  the corporation or as otherwise directed pursuant to the shareholder's authorization or instructions.  An  affidavit  of  the  secretary  or  other  person giving the notice or of a transfer agent of the corporation that the notice required by this section has been  given shall,  in  the  absence  of fraud, be prima facie evidence of the facts therein stated.

Section 5.

Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 6.

The holders of a majority of the stock, issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Articles of Incorporation.  If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented.  At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

Section 7.

When a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall be sufficient to elect directors or to decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes, the Articles of Incorporation, or these Bylaws a different vote is required in which case such express provision shall govern and control the decision of such question.

Section 8.

Each stockholder of record of the corporation shall be entitled at each meeting of stockholders to one vote for each share of stock standing in his name on the books of the corporation.  Upon the demand of any stockholder, the vote for directors and the vote upon any question before the meeting shall be by ballot.

Section 9.

At any meeting of the stockholders any stockholder may be represented and vote by a proxy or proxies appointed by an instrument in writing.  In the event that any such instrument in writing shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide.  No proxy or power of attorney to vote shall be used to vote at a meeting of the stockholders unless it shall have been filed with the secretary of the meeting when required by the inspectors of election.  All questions regarding the qualification of voters, the validity of proxies and the acceptance or rejection of votes shall be decided by the inspectors of election who shall be appointed by the Board of Directors, or if not so appointed, then by the presiding officer of the meeting.

Section 10.

Any action which may be taken by the vote of the stockholders at a meeting may be taken without a meeting, without prior notice and without a vote if authorized by the written consent of stockholders holding at least a majority of the voting power, unless the provisions of the statutes, the Articles of Incorporation or these Bylaws require a greater proportion of voting power to authorize such action in which case such greater proportion of written consents shall be required.  Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE III

DIRECTORS

Section 1.

The business of the corporation shall be managed by its Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

Section 2.

The number of directors may from time to time be increased or decreased to any odd number not less than one(1) nor more than ten (10) by action of the Board of Directors.  The directors shall be elected at the annual meeting of the stockholders and except as provided in Section 3 of this Article, each director elected shall hold office until his successor is elected and qualified.  Directors need not be stockholders.

Section 3.

Vacancies in the Board of Directors including those caused by an increase in the number of Directors, may be filled by a majority vote of the remaining directors, though less than a quorum, or by a sole remaining director, and each director so elected shall hold office until his successor is elected at an annual or a special meeting of the stockholders.  The holders of majority of the outstanding shares of stock entitled to vote may at any time peremptorily terminate the term of office of all or any of the directors by vote at a meeting called for such purpose or by a written statement of consent of majority of the outstanding shares of stock entitled to vote, filed with the secretary or, in his absence, with any other officer.  Such removal shall be effective immediately, even if successors are not elected simultaneously and the vacancies on the Board of Directors resulting therefrom shall be filled only by the stockholders.

A vacancy or vacancies in the Board of Directors shall be deemed to exist in case of the death, resignation or removal of any directors, or if the authorized number of directors be increased, or if the stockholders fail at any annual or special meeting of stockholders at which any director or directors are elected to elect the full authorized number of directors to be voted for at that meeting.

The stockholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors.  If the Board of Directors accepts the resignation of a director tendered to take effect at a future time, the Board or the stockholders shall have power to elect a successor to take office when the resignation is to become effective.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his term of office.

ARTICLE IV

MEETINGS OF THE BOARD OF DIRECTORS

Section 1.

Regular meetings of the Board of Directors shall be held at any place within or without the State which has been designated from time to time, or via conference call, by resolution of the Board or by written consent of a majority of all members of the Board.  In the absence of such designation, regular meetings shall be held at the registered office of the corporation.  Special meetings of the Board may be held either at a place or via conference call, so designated or at the registered office.

Section 2.

The first meeting of each newly elected Board of Directors shall be held immediately following the adjournment of the meeting of stockholders and at the place thereof.  No notice of such meeting shall be necessary to the directors in order legally to constitute the meeting, provided a quorum be present.  In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors.

Section 3.

Regular meetings of the Board of Directors may be held at such time as shall from time to time be fixed and determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman, the President, any Vice-President or by any two directors.

Section 4.

Written notice of the time and place of any regular meeting, other than the first regular meeting, or any special meetings shall be delivered personally to each director, sent to each director by mail, charges prepaid, addressed to him at his address as it is shown upon the records, or sent by electronic mail, facsimile or by another form of paper or electronic communication. If mailed, service thereof shall be complete and shall begin to run from the date upon which such notice is deposited in the mail for transmission to the director.  If sent by electronic mail, facsimile or other form of electronic transmission, delivery shall be deemed complete upon receipt of confirmation that such notice has been transmitted.    Such delivery as above provided shall be due, legal notice to such director. Notice  of a meeting need not be given to any director who submits  a signed waiver of notice whether before or after the  meeting,  or  who  attends  the  meeting  without  protesting,  prior  thereto  or  at  its  commencement, the lack of notice to him.

Section 5.

Notice of the time and place of holding an adjourned meeting need not be given to the absent directors if the time and place be fixed at the meeting adjourned.

Section 6.

The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present, and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, or a consent to holding such meeting, or an approval of the minutes thereof.  All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Section 7.

A majority of the authorized number of directors shall be necessary to constitute a quorum for the transaction of business, except to adjourn as hereinafter provided.  Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors, unless a greater number be required by law,  by the Articles of Incorporation, or by these Bylaws.  Any action taken by unanimous written consent of all directors shall be as valid and effective in all respects as if passed by the Board at  a properly noticed regular or special meeting.

Section 8.

 A majority of the directors present at any directors meeting, either regular or special, may adjourn the meeting from time to time until the time fixed for the next regular meeting of the Board, even if a quorum is not present.

Section 9.

Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if a written consent thereto is signed by all members of the Board of Directors, and such written consent is filed with the minutes of proceedings of the Board.

ARTICLE V

COMMITTEES OF DIRECTORS

Section 1.

The Board of Directors may, by resolution adopted by a majority of the whole Board, designate one or more committees of the Board of Directors, each committee to consist of at least two or more of the directors of the corporation which, to the extent provided in the resolution, shall have and may exercise the power of the Board of Directors in the management of the business and affairs of the corporation and may have power to authorize the seal of the corporation to be affixed to all papers which may require it.  The Board of Directors may also appoint non-directors to serve on such committees in an advisory role.  Such committee or committees shall have such name or names as may be determined from time to time by the Board of Directors.  The members of any such committee present at any meeting and not disqualified from voting may, whether or not they constitute a quorum, unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member.  At meetings of such committees, a majority of the members or alternate members shall constitute a quorum for the transaction of business, and the act of a majority of the members or alternate members at any meeting at which there is a quorum shall be the act of the committee.

Section 2.

The committees shall keep regular minutes of their proceedings and report the same to the Board of Directors.

Section 3.

Any action required or permitted to be taken at any meeting of any committee may be taken without a meeting if a written consent thereto is signed by all members of such committee, and such written consent is filed with the minutes of proceedings of the committee.

ARTICLE VI

COMPENSATION OF DIRECTORS

Section 1.

The directors may be paid their expenses of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director.  No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.  Members of special or standing committees may be allowed like reimbursement and compensation for attending committee meetings.

ARTICLE VII

NOTICES

Section 1.

Notices to directors and stockholders shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the corporation; or via email or fax provided such delivery method is permitted by law, by the Articles of Incorporation, or by these Bylaws.  Notice by mail shall be deemed to be given at the time when the same shall be mailed.  Notice to directors may also be given by telegram.

Section 2.

Whenever all parties entitled to vote at any meeting, whether of directors or stockholders, consent, either by a writing on the records of the meeting or filed with the secretary, or by presence at such meeting and oral consent entered on the minutes, or by taking part in the deliberations at such meeting without objection, the doings of such meeting shall be as valid as if had at a meeting regularly called and noticed, and at such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time, and if any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of said meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meeting; and such consent or approval of stockholders may be by proxy or attorney, but all such proxies and powers of attorney must be in writing.

Section 3.

Whenever any notice whatever is required to be given under the provisions of the statutes, of the Articles of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE VIII

OFFICERS

Section 1.

The officers of the corporation shall be a Chairman of the Board, a President, a Secretary and a Treasurer.  Any person may hold two or more offices.

Section 2.

The Board of Directors at its first meeting after each annual meeting of stockholders shall choose a Chairman of the Board who shall be a director, and shall choose a President, a Secretary and a Treasurer, none of whom need be directors.

Section 3.

The Board of Directors may appoint a Vice-Chairman of the Board, Vice-Presidents and one or more Assistant Secretaries and Assistant Treasurers and such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

Section 4.

The salaries and compensation of all officers of the corporation shall be fixed by the Board of Directors.

Section 5.

Unless otherwise set forth in an employment contract between the corporation and an officer, the officers of the corporation shall hold office until the appointment of their successors at the first regular meeting of the Board of Directors after the next annual stockholder’s meeting.  Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors.  Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise shall be filled by the Board of Directors to serve for the remainder of the vacating officer’s term.

Section 6.

The Chairman of the Board shall preside at meetings of the stockholders and the Board of Directors, and shall see that all orders and resolutions of the Board of Directors are carried into effect.

Section 7.

The Vice-Chairman shall, in the absence or disability of the Chairman of the Board, perform the duties and exercise the powers of the Chairman of the Board and shall perform such other duties as the Board of Directors may from time to time prescribe.

Section 8.

The President shall be the chief executive officer of the corporation and shall have active management of the business of the corporation.  He shall execute on behalf of the corporation all instruments requiring such execution except to the extent the signing and execution thereof shall be expressly designated by the Board of Directors to some other officer or agent of the corporation.

Section 9.

The Vice-President shall act under the direction of the President and in the absence or disability of the President shall perform the duties and exercise the powers of the President.  He shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe.  The Board of Directors may designate one or more Executive Vice-Presidents or may otherwise specify the order of seniority of the Vice-Presidents.  The duties and powers of the President shall descend to the Vice-Presidents in such specified order of seniority.

Section 10.

The Secretary shall act under the direction of the President.  Subject to the direction of the President, he shall attend all meetings of the Board of Directors and all meetings of the stockholders and record the proceedings.  He shall perform like duties for the standing committees when required.  He shall give, or cause to be given, notice of all meetings of the stockholders and meetings of the Board of Directors, as required, and shall perform such other duties as may be prescribed by the President or the Board of Directors.

Section 11.

The Assistant Secretary  shall act under the direction of theSecretary.  He shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary.  The Assistant Secretary shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe.

Section 12.

The Treasurer shall act under the direction of the President.  Subject to the direction of the President, he shall have custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all monies and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors.  He shall disburse the funds of the corporation as may be ordered by the President or the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the corporation.  If required by the Board of Directors, he shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

Section 13.

The Assistant Treasurer shall act under the direction of the Treasurer.  He shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer.  He  shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe.

ARTICLE IX

CERTIFICATES OF STOCK

Section 1.

Every stockholder shall be entitled to have a certificate signed by the President or a Vice-President and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation, certifying the number of shares owned by him in the corporation.  If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the designations, preferences and relative, participating, optional or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights, shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such stock.

Section 2.

If a certificate is signed (a) by a transfer agent other than the corporation or its employees or (b) by a registrar other than the corporation or its employees, the signatures of the officers of the corporation may be facsimiles.  In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall cease to be such officer before such certificate is issued, such certificate may be issued with the same effect as though the person had not ceased to be such officer.  The seal of the corporation, or a facsimile thereof, may, but need not be, affixed to certificates of stock.

Section 3.

The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed.  When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

Section 4.

Upon surrender to the corporation or the transfer agent of the corporation of a certificate duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation, if it is satisfied that all provisions of the laws and regulations applicable to the corporation regarding transfer and ownership of shares have been complied with, to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.Section 5.  The Board of Directors may fix in advance a date not exceeding sixty (60) days nor less than ten (10) days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining the consent of stockholders for any purpose, as a record date for the determination of the stockholders entitled to notice of and to vote at any such meeting, and any adjournment thereof, or entitled to receive payment of any such dividend, or to give such consent, and in such case, only such stockholders of record on the date so fixed, shall be entitled to notice of and to vote at such meeting, or any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as aforesaid.

Section 6.

The corporation shall be entitled to recognize the person registered on its books as the owner of shares to be the exclusive owner for all purposes including voting and dividends, and the corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

ARTICLE X

GENERAL PROVISIONS

Section 1.

Dividends upon the capital stock of the corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law.  Dividends may be paid in cash, in property or in shares of the capital stock, subject to the provisions of the Articles of Incorporation.

Section 2.

Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends or for repairing or maintaining any property of the corporation or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

Section 3.

All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 4.

The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

Section 5.

The corporation may or may not have a corporate seal, as may from time to time be determined by resolution of the Board of Directors.  If a corporate seal is adopted, it shall have inscribed thereon the name of the corporation and the words "Corporate Seal" and "Nevada."  The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

Section 6.

Shares of other corporations standing in the name of this corporation may be voted or represented and all incidents thereto may be exercised on behalf of the corporation by the Chairman of the Board, the President or any Vice President and the Secretary or a Assistant Secretary.

Section 7. Shares of this corporation owned by a subsidiary shall not be entitled to vote on any matter. A subsidiary for these purposes is defined as a corporation, the shares of which possessing more than 25% of the total combined voting power of all classes of shares entitled to vote, are owned directly or indirectly through one (1) or more subsidiaries.

ARTICLE XI

INDEMNIFICATION

Subject to applicable law, the corporation may indemnify any Director, Officer, agent or employee as to those liabilities and on those terms and conditions as appropriate. In any event, the corporation shall have the right to purchase and maintain insurance on behalf of any such persons whether or not the corporation would have the power to indemnify such person against the liability insured against.

The Board of Directors may from time to time adopt further Bylaws with respect to indemnification and may amend these and such Bylaws to provide at all times the fullest indemnification permitted by the Nevada Revised Statutes.

ARTICLE XII

AMENDMENTS

Section 1.

The Bylaws may be amended by a majority vote of all the stock issued and outstanding and entitled to vote at any annual or special meeting of the stockholders, provided notice of intention to amend shall have been contained in the notice of the meeting.  Notwithstanding the foregoing, the shareholder vote required to call a special shareholder meeting may only be changed by an amendment to the Articles of Incorporation.

Section 2.

The Board of Directors by a majority vote of the whole Board at any meeting may amend these bylaws, including Bylaws adopted by the stockholders, but the stockholders may from time to time specify particular provisions of the Bylaws which shall not be amended by the Board of Directors or which may require a two thirds vote of the directors.

APPROVED AND ADOPTED this _____ day of______________, 2013.

______________________________________

Secretary

CERTIFICATE OF SECRETARY

I hereby certify that I am the Secretary of RANGEFORD RESOURCES, INC., and that the foregoing Bylaws constitute the code of Bylaws of the Corporation, as duly adopted at an annual shareholder meeting of the corporation held _________________________, 2013.

IN WITNESS WHEREOF, I have hereunto subscribed my name this _____ day of ____________________, 2013.

______________________________________

Secretary

Exhibit C

Form of

2012 Stock Option and Award Plan

2012

RANGEFORD RESOURCES, INC.

STOCK OPTION AND AWARD PLAN

SECTION 1: GENERAL PURPOSE OF PLAN

The name of this plan is the 2012 RANGEFORD RESOURCES, INC. STOCK OPTION AND AWARD PLAN (the "Plan"). The purpose of the Plan is to enable RANGEFORD RESOURCES, INC., a Nevada corporation (the "Company"), and any Parent or any Subsidiary to obtain and retain the services of the types of Employees, Consultants and Directors who will contribute to the Company's long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all stockholders of the Company.

SECTION 2: DEFINITIONS

For purposes of the Plan, the following terms shall be defined as set forth below:

"Administrator" shall have the meaning as set forth in Section 3, hereof.

"Board" means the Board of Directors of the Company.

"Cause" means (i) failure by an Eligible Person to substantially perform his or her duties and obligations to the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness); (ii) engaging in misconduct or a fiduciary breach which is or potentially is materially injurious to the Company or its stockholders; (iii) commission of a felony; (iv) the commission of a crime against the Company which is or potentially is materially injurious to the Company; or (v) as otherwise provided in the Stock Option Agreement or Stock Purchase Agreement. For purposes of this Plan, the existence of Cause shall be determined by the Administrator in its sole discretion.

"Change in Control" shall mean:

The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power (which voting power shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote, but not assuming the exercise of any warrant or right to subscribe to or purchase those shares) of the continuing or Surviving Entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned, directly or indirectly, by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; provided, however, that in making the determination of ownership by the stockholders of the Company, immediately after the reorganization, equity securities which persons own immediately before the reorganization as stockholders of another party to the transaction shall be disregarded; or

The sale, transfer or other disposition of all or substantially all of the Company's assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

"Code" means the Internal Revenue Code of 1986, as amended from time to time.

"Committee" means a committee of the Board designated by the Board to administer the Plan.

"Company" means RANGEFORD RESOURCES, INC., a corporation organized under the laws of the State of Nevada (or any successor corporation).

"Consultant" means a consultant or advisor who is a natural person or a legal entity and who provides bona fide services to the Company, a Parent or a Subsidiary; provided such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities.

"Date of Grant" means the date on which the Administrator adopts a resolution expressly granting a Right to a Participant or, if a different date is set forth in such resolution as the Date of Grant, then such date as is set forth in such resolution.

"Director" means a member of the Board.

"Disability" means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an ISO pursuant to Section 6.6 hereof, the term Disability shall have the meaning ascribed to it under Code Section 22(e)(3). The determination of whether an individual has a Disability shall be determined under procedures established by the Plan Administrator.

"Eligible Person" means an Employee, Consultant or Director of the Company, any Parent or any Subsidiary.

"Employee" shall mean any individual who is a common-law employee (including officers) of the Company, a Parent or a Subsidiary.

"Exercise Price" shall have the meaning set forth in Section 6.3 hereof.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Fair Market Value" shall mean the fair market value of a Share, determined as follows: (i) if the Stock is listed on any established stock exchange or a national market system, including without limitation, the NASDAQ National Market, the Fair Market Value of a share of Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable; (ii) if the Stock is quoted on the NASDAQ System (but not on the NASDAQ National Market) or any similar system whereby the stock is regularly quoted by a recognized securities dealer but closing sale prices are not reported, the Fair Market Value of a share of Stock shall be the mean between the bid and asked prices for the Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable; or (iii) in the absence of an established market for the Stock, the Fair Market Value shall be determined in good faith by the Administrator and such determination shall be conclusive and binding on all persons.

"First Refusal Right" shall have the meaning set forth in Section 8.7 hereof.

"ISO" means a Stock Option intended to qualify as an "incentive stock option" as that term is defined in Section 422(b) of the Code.

"Non-Employee Director" means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission.

"Non-Qualified Stock Option" means a Stock Option not described in Section 422(b) of the Code.

"Offeree" means a Participant who is granted a Purchase Right pursuant to the Plan.

"Optionee" means a Participant who is granted a Stock Option pursuant to the Plan.

"Outside Director" means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Treasury Regulations (26 Code of Federal Regulation Section 1.162-27(e)(3)).

"Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

"Participant" means any Eligible Person selected by the Administrator, pursuant to the Administrator's authority in Section 3, to receive grants of Rights.

"Plan" means this 2012 RANGEFORD RESOURCES, INC. STOCK OPTION AND AWARD PLAN, as the same may be amended or supplemented from time to time.

"Purchase Price" shall have the meaning set forth in Section 7.3.

"Purchase Right" means the right to purchase Stock granted pursuant to Section 7.

"Rights" means Stock Options and Purchase Rights.

"Repurchase Right" shall have the meaning set forth in Section 8.8 of the Plan.

"Service" shall mean service as an Employee, Director or Consultant.

"Stock" means Common Stock of the Company.

"Stock Option" or "Option" means an option to purchase shares of Stock granted pursuant to Section 6.

"Stock Option Agreement" shall have the meaning set forth in Section 6.1.

"Stock Purchase Agreement" shall have the meaning set forth in Section 7.1.

“Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

"Surviving Entity" means the Company if immediately following any merger, consolidation or similar transaction, the holders of outstanding voting securities of the Company immediately prior to the merger or consolidation own equity securities possessing more than 50% of the voting power of the corporation existing following the merger, consolidation or similar transaction. In all other cases, the other entity to the transaction and not the Company shall be the Surviving Entity. In making the determination of ownership by the stockholders of an entity immediately after the merger, consolidation or similar transaction, equity securities which the stockholders owned immediately before the merger, consolidation or similar transaction as stockholders of another party to the transaction shall be disregarded. Further, outstanding voting securities of an entity shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote.

"Ten Percent Stockholder" means a person who on the Date of Grant owns, either directly or through attribution as provided in Section 424 of the Code, Stock constituting more than 10% of the total combined voting power of all classes of stock of his or her employer corporation or of any Parent or Subsidiary.

SECTION 3: ADMINISTRATION

3.1 Administrator. The Plan shall be administered by either (i) the Board, or (ii) a Committee appointed by the Board (the group that administers the Plan is referred to as the "Administrator").

3.2 Powers in General. The Administrator shall have the power and authority to grant to Eligible Persons, pursuant to the terms of the Plan, (i) Stock Options, (ii) Purchase Rights or (iii) any combination of the foregoing.

3.3 Specific Powers. In particular, the Administrator shall have the authority: (i) to construe and interpret the Plan and apply its provisions; (ii) to promulgate, amend and rescind rules and regulations relating to the administration of the Plan; (iii) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; (iv) to determine when Rights are to be granted under the Plan; (v) from time to time to select, subject to the limitations set forth in this Plan, those Eligible Persons to whom Rights shall be granted; (vi) to determine the number of shares of Stock to be made subject to each Right; (vii) to determine whether each Stock Option is to be an ISO or a Non-Qualified Stock Option; (viii) to prescribe the terms and conditions of each Stock Option and Purchase Right, including, without limitation, the Purchase Price and medium of payment, vesting provisions and repurchase provisions, and to specify the provisions of the Stock Option Agreement or Stock Purchase Agreement relating to such grant or sale; (ix) to amend any outstanding Rights for the purpose of modifying the time or manner of vesting, the Purchase Price or Exercise Price, as the case may be, subject to applicable legal restrictions and to the consent of the other party to such agreement; (x) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan; (xi) to make decisions with respect to outstanding Stock Options that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments; and (xii) to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

3.4 Decisions Final. All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.

3.5 The Committee. The Board may, in its sole and absolute discretion, from time to time, and at any period of time during which the Company's Stock is registered pursuant to Section 12 of the Exchange Act, delegate any or all of its duties and authority with respect to the Plan to the Committee whose members are to be appointed by and to serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the unanimous written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable. During any period of time during which the Company's Stock is registered pursuant to Section 12 of the Exchange Act, all members of the Committee shall be Non-Employee Directors and Outside Directors.

3.6 Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrator and each of the Administrator's consultants shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator or any of its consultants may be party by reason of any action taken or failure to act under or in connection with the Plan or any option granted under the Plan, and against all amounts paid by the Administrator or any of its consultants in settlement thereof (provided that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator or any of its consultants in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator or any of its consultants did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or was grossly negligent, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Administrator or any of its consultants shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

SECTION 4: STOCK SUBJECT TO THE PLAN

4.1 Stock Subject to the Plan. Subject to adjustment as provided in Section 9, Two Million (2,000,000) shares of Common Stock shall be reserved and available for issuance under the Plan. Stock reserved hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares.

4.2 Basic Limitation. The number of shares that are subject to Rights under the Plan shall not exceed the number of shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available a sufficient number of shares to satisfy the requirements of the Plan.

4.3 Additional Shares. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that shares issued under the Plan are reacquired by the Company pursuant to the terms of any forfeiture provision, right of repurchase or right of first refusal, such shares shall again be available for the purposes of the Plan.

SECTION 5: ELIGIBILITY

Eligible Persons who are selected by the Administrator shall be eligible to be granted Rights hereunder subject to limitations set forth in this Plan; provided, however, that only Employees shall be eligible to be granted ISOs hereunder.

SECTION 6: TERMS AND CONDITIONS OF OPTIONS.

6.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

6.2 Number of Shares. Each Stock Option Agreement shall specify the number of shares of Stock that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9, hereof. The Stock Option Agreement shall also specify whether the Option is an ISO or a Non-Qualified Stock Option.

6.3 Exercise Price.

6.3.1 In General. Each Stock Option Agreement shall state the price at which shares subject to the Stock Option may be purchased (the "Exercise Price"), which shall, with respect to Incentive Stock Options, be not less than 100% of the Fair Market Value of the Stock on the Date of Grant. In the case of Non-Qualified Stock Options, the Exercise Price shall be determined in the sole discretion of the Administrator.

6.3.2 Payment. The Exercise Price shall be payable in a form described in Section 8 hereof.

6.4 Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise or with the disposition of shares acquired by exercising an Option.

6.5 Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option becomes exercisable. In the case of an Optionee who is not an officer of the Company, a Director or a Consultant, an Option shall become exercisable at a rate of no more than 25% per year over a four-year period commencing on January 1 following the Date of Grant and 25% each year thereafter on January 1. Subject to the preceding sentence, the exercise provisions of any Stock Option Agreement shall be determined by the Administrator, in its sole discretion.

6.6 Term. The Stock Option Agreement shall specify the term of the Option. No Option shall be exercised after the expiration of ten years after the date the Option is granted. Unless otherwise provided in the Stock Option Agreement, no Option may be exercised (i) three months after the date the Optionee's Service with the Company, its Parent or its Subsidiaries terminates if such termination is for any reason other than death, Disability or Cause, (ii) one year after the date the Optionee's Service with the Company, its Parent or its subsidiaries terminates if such termination is a result of death or Disability, and (iii) if the Optionee's Service with the Company, its Parent, or its Subsidiaries terminates for Cause, all outstanding Options granted to such Optionee shall expire as of the commencement of business on the date of such termination. The Administrator may, in its sole discretion, waive the accelerated expiration provided for in (i) or (ii). Outstanding Options that are not exercisable at the time of termination of employment for any reason shall expire at the close of business on the date of such termination.

6.7 Leaves of Absence. For purposes of Section 6.6 above, to the extent required by applicable law, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence. To the extent applicable law does not require such a leave to be deemed to continue while the Optionee is on a bona fide leave of absence, such leave shall be deemed to continue if, and only if, expressly provided in writing by the Administrator or a duly authorized officer of the Company, Parent, or Subsidiary for whom Optionee provides his or her services.

6.8 Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding Options (whether granted by the Company or another issuer) or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different Exercise Price. Without limiting the foregoing, the Administrator may amend a previously granted Option to fully accelerate the exercise schedule of such Option and provide that upon the exercise of such Option, the Optionee shall receive shares of Restricted Stock that are subject to repurchase by the Company at the Exercise Price paid for the Option in accordance with Section 8.8.1 with such Company's right to repurchase at such price lapsing at the same rate as the exercise provisions set forth in Optionee's Stock Option Agreement. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option. However, a termination of the Option in which the Optionee receives a cash payment equal to the difference between the Fair Market Value and the Exercise Price for all shares subject to exercise under any outstanding Option shall not be deemed to impair any rights of the Optionee or increase the Optionee's obligations under such Option.

SECTION 7: TERMS AND CONDITIONS OF AWARDS OR SALES

7.1 Stock Purchase Agreement. Each award or sale of shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

7.2 Duration of Offers. Unless otherwise provided in the Stock Purchase Agreement, any right to acquire shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 15 days after the grant of such right was communicated to the Purchaser by the Company.

7.3 Purchase Price.

7.3.1 In General. Each Stock Purchase Agreement shall state the price at which the Stock subject to such Stock Purchase Agreement may be purchased (the "Purchase Price"), which, with respect to Stock Purchase Rights, shall be determined in the sole discretion of the Administrator.

7.3.2 Payment of Purchase Price. The Purchase Price shall be payable in a form described in Section 8.

7.4 Withholding Taxes. As a condition to the purchase of shares, the Purchaser shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

SECTION 8: PAYMENT; RESTRICTIONS

8.1 General Rule. The entire Purchase Price or Exercise Price of shares issued under the Plan shall be payable in full by, as applicable, cash or certified check for an amount equal to the aggregate Purchase Price or Exercise Price for the number of shares being purchased, or in the discretion of the Administrator, upon such terms as the Administrator shall approve, (i) in the case of an Option and provided the Company's stock is publicly traded, by a copy of instructions to a broker directing such broker to sell the Stock for which such Option is exercised, and to remit to the Company the aggregate Exercise Price of such Options (a "cashless exercise"), (ii) in the case of an Option or a sale of Stock, by paying all or a portion of the Exercise Price or Purchase Price for the number of shares being purchased by tendering Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair

Market Value on the date of delivery equal to the aggregate Purchase Price of the Stock with respect to which such Option or portion thereof is thereby exercised or Stock acquired (a "stock-for-stock exercise") or (iii) by a stock-for-stock exercise by means of attestation whereby the Optionee identifies for delivery specific shares of Stock already owned by Optionee and receives a number of shares of Stock equal to the difference between the Option shares thereby exercised and the identified attestation shares of Stock (an "attestation exercise").

8.2 Withholding Payment. The Purchase Price or Exercise Price shall include payment of the amount of all federal, state, local or other income, excise or employment taxes subject to withholding (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of a Stock Option. The Optionee may pay all or a portion of the tax withholding by cash or check payable to the Company, or, at the discretion of the Administrator, upon such terms as the Administrator shall approve, by (i) cashless exercise or attestation exercise; (ii) stock-for-stock exercise; (iii) in the case of an Option, by paying all or a portion of the tax withholding for the number of shares being purchased by withholding shares from any transfer or payment to the Optionee ("Stock withholding"); or (iv) a combination of one or more of the foregoing payment methods. Any shares issued pursuant to the exercise of an Option and transferred by the Optionee to the Company for the purpose of satisfying any withholding obligation shall not again be available for purposes of the Plan. The Fair Market Value of the number of shares subject to Stock withholding shall not exceed an amount equal to the applicable minimum required tax withholding rates.

8.3 Services Rendered. At the discretion of the Administrator, shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award.

8.4 Promissory Note. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, in the discretion of the Administrator, upon such terms as the Administrator shall approve, all or a portion of the Exercise Price or Purchase Price (as the case may be) of shares issued under the Plan may be paid with a full-recourse promissory note. However, in the event there is a stated par value of the shares and applicable law requires, the par value of the shares, if newly issued, shall be paid in cash or cash equivalents. The shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon, and held in the possession of the Company until said amounts are repaid in full. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. Unless the Administrator determines otherwise, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

8.5 Exercise/Pledge. To the extent that a Stock Option Agreement or Stock Purchase Agreement so allows and if Stock is publicly traded, in the discretion of the Administrator, upon such terms as the Administrator shall approve, payment may be made all or in part by the delivery (on a form prescribed by the Administrator) of an irrevocable direction to pledge shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

8.6 Written Notice. The purchaser shall deliver a written notice to the Administrator requesting that the Company direct the transfer agent to issue to the purchaser (or to his designee) a certificate for the number of shares of Common Stock being exercised or purchased or, in the case of a cashless exercise or share withholding exercise, for any shares that were not sold in the cashless exercise or withheld.

8.7 First Refusal Right. Each Stock Option Agreement and Stock Purchase Agreement may provide that the Company shall have the right of first refusal (the "First Refusal Right"), exercisable in connection with any proposed sale, hypothecation or other disposition of the Stock purchased by the Optionee or Offeree pursuant to a Stock Option Agreement or Stock Purchase Agreement; and in the event the holder of such Stock desires to accept a bona fide third-party offer for any or all of such Stock, the Stock shall first be offered to the Company upon the same terms and conditions as are set forth in the bona fide offer.

8.8 Repurchase Rights. Following a termination of the Participant's Service, the Company may repurchase the Participant's Rights as provided in this Section 8.8 (the "Repurchase Right").

8.8.1 Repurchase Price. Following a termination of the Participant's Service the Repurchase Right shall be exercisable at a price equal to (i) the Fair Market Value of vested Stock or, in the case of exercisable options, the Fair Market Value of the Stock underlying such unexercised options less the Exercise Price, or (ii) the Purchase Price or Exercise Price, as the case may be, of unvested Stock; provided, however, the right to repurchase unvested stock as described in Section 8.8.1(ii) shall lapse at a rate of at least 33.33% per year over three years from the date the Right is granted.

8.8.2 Exercise of Repurchase Right. A Repurchase Right may be exercised only within 90 days after the termination of the Participant's Service (or in the case of Stock issued upon exercise of an Option or after the date of termination or the purchase of Stock under a Stock Purchase Agreement after the date of termination, within 90 days after the date of the exercise or Stock purchase, whichever is applicable) for cash or for cancellation of indebtedness incurred in purchasing the shares.

8.9 Termination of Repurchase and First Refusal Rights. Each Stock Option Agreement and Stock Purchase Agreement shall provide that the Repurchase Rights and First Refusal Rights shall have no effect with respect to, or shall lapse and cease to have effect when the issuer's securities become publicly traded or a determination is made by counsel for the Company that such Repurchase Rights and First Refusal Rights are not permitted under applicable federal or state securities laws.

8.10 No Transferability. Except as provided herein, a Participant may not assign, sell or transfer Rights, in whole or in part, other than by testament or by operation of the laws of descent and distribution.

8.10.1 Permitted Transfer of Non-Qualified Option. The Administrator, in its sole discretion may permit the transfer of a Non-Qualified Option (but not an ISO or Stock Purchase Right) as follows: (i) by gift to a member of the Participant's immediate family, or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the Settlor (either or both (i) or (ii) referred to as a "Permitted Transferee"). For purposes of this Section 8.10.1, "immediate family" shall mean the Optionee's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships.

8.10.2 Conditions of Permitted Transfer. A transfer permitted under this Section 8.10 hereof may be made only upon written notice to and approval thereof by Administrator. A Permitted Transferee may not further assign, sell or transfer the transferred Option, in whole or in part, other than by testament or by operation of the laws of descent and distribution. A Permitted Transferee shall agree in writing to be bound by the provisions of this Plan, which a copy of said agreement shall be provided to the Administrator for approval prior to the transfer.

SECTION 9: ADJUSTMENTS; MARKET STAND-OFF

9.1 Effect of Certain Changes.

9.1.1 Stock Dividends, Splits, Etc. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then (i) the number of shares of Stock available for Rights, (ii) the number of shares of Stock covered by outstanding Rights, and (iii) the Exercise Price or Purchase Price of any Stock Option or Purchase Right, in effect prior to such change, shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued shares of Stock; provided, however, that any fractional shares resulting from the adjustment shall be eliminated.

9.1.2 Liquidation, Dissolution, Merger or Consolidation. In the event of a dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale of substantially all of the assets of the Company; a merger or consolidation in which the Company is not the Surviving Entity; or a reverse merger in which the Company is the Surviving Entity, but the shares of Company stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, the Company, to the extent permitted by applicable law, but otherwise in its sole discretion may provide for: (i) the continuation of outstanding Rights by the Company (if the Company is the Surviving Entity); (ii) the assumption of the Plan and such outstanding Rights by the Surviving Entity or its parent; (iii) the substitution by the Surviving Entity or its parent of Rights with substantially the same terms for such outstanding Rights; or (iv) the cancellation of such outstanding Rights without payment of any consideration, provided that if such Rights would be canceled in accordance with the foregoing, the Participant shall have the right, exercisable during the later of the ten-day period ending on the fifth day prior to such merger or consolidation or ten days after the Administrator provides the Rights holder a notice of cancellation, to exercise such Rights in whole or in part without regard to any installment exercise provisions in the Rights agreement.

9.1.3 Par Value Changes. In the event of a change in the Stock of the Company as presently constituted which is limited to a change of all of its authorized shares with par value, into the same number of shares without par value, or a change in the par value, the shares resulting from any such change shall be "Stock" within the meaning of the Plan.

9.2 Decision of Administrator Final. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive; provided, however, that each ISO granted pursuant to the Plan shall not be adjusted in a manner that causes such Stock Option to fail to continue to qualify as an ISO without the prior consent of the Optionee thereof.

9.3 No Other Rights. Except as hereinbefore expressly provided in this Section 9, no Participant shall have any rights by reason of any subdivision or consolidation of shares of Company stock or the payment of any dividend or any other increase or decrease in the number of shares of Company stock of any class or by reason of any of the events described in Section 9.1, above, or any other issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class; and, except as provided in this Section 9, none of the foregoing events shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to Rights. The grant of a Right pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

9.4 Market Stand-Off. Each Stock Option Agreement and Stock Purchase Agreement shall provide that, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, including the Company's initial public offering, the Participant shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "Market Stand-Off").

SECTION 10: AMENDMENT AND TERMINATION

The Board may amend, suspend or terminate the Plan at any time and for any reason. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such will be contingent on stockholder approval.

SECTION 11: GENERAL PROVISIONS

11.1 General Restrictions.

11.1.1 No View to Distribute. The Administrator may require each person acquiring shares of Stock pursuant to the Plan to represent to and agree with the Company in writing that such person is acquiring the shares without a view towards distribution thereof. The certificates for such shares may include any legend that the Administrator deems appropriate to reflect any restrictions on transfer.

11.1.2 Legends. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

11.1.3 No Rights as Stockholder. Except as specifically provided in this Plan, a Participant or a transferee of a Right shall have no rights as a stockholder with respect to any shares covered by the Rights until the date of the issuance of a Stock certificate to him or her for such shares, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in Section 9.1, hereof.

11.2 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

11.3 Disqualifying Dispositions. Any Participant who shall make a "disposition" (as defined in Section 424 of the Code) of all or any portion of an ISO within two years from the date of grant of such ISO or within one year after the issuance of the shares of Stock acquired upon exercise of such ISO shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Stock.

11.4 Regulatory Matters. Each Stock Option Agreement and Stock Purchase Agreement shall provide that no shares shall be purchased or sold thereunder unless and until (i) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel and (ii) if required to do so by the Company, the Optionee or Offeree shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Board or Committee may require.

11.5 Recapitalizations. Each Stock Option Agreement and Stock Purchase Agreement shall contain provisions required to reflect the provisions of Section 9.

11.6 Delivery. Upon exercise of a Right granted under this Plan, the Company shall issue Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, thirty days shall be considered a reasonable period of time.

11.7 Other Provisions. The Stock Option Agreements and Stock Purchase Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Rights, as the Administrator may deem advisable.

SECTION 12: INFORMATION TO PARTICIPANTS

To the extent necessary to comply with Nevada law, the Company each year shall furnish to Participants its balance sheet and income statement unless such Participants are limited to key Employees whose duties with the Company assure them access to equivalent information.

SECTION 13: STOCKHOLDERS AGREEMENT

As a condition to the transfer of Stock pursuant to a Right granted under this Plan, the Administrator, in its sole and absolute discretion, may require the Participant to execute and become a party to any agreement by and among the Company and any of its stockholders which exists on or after the Date of Grant (the "Stockholders Agreement"). If the Participant becomes a party to a Stockholders Agreement, in addition to the terms of this Plan and the Stock Option Agreement or Stock Purchase Agreement (whichever is applicable) pursuant to which the Stock is transferred, the terms and conditions of the Stockholders Agreement shall govern Participant's rights in and to the Stock; and if there is any conflict between the provisions of the Stockholders Agreement and this Plan or any conflict between the provisions of the Stockholders Agreement and the Stock Option Agreement or Stock Purchase Agreement (whichever is applicable) pursuant to which the Stock is transferred, the provisions of the Stockholders Agreement shall be controlling. Notwithstanding anything to the contrary in this Section 13, if the Stockholders Agreement contains any provisions which would violate the Nevada Corporations Code if applied to the Participant, the terms of this Plan and the Stock Option Agreement or Stock Purchase Agreement (whichever is applicable) pursuant to which the Stock is transferred shall govern the Participant's rights with respect to such provisions.

SECTION 14: EFFECTIVE DATE OF PLAN

The effective date of this Plan is August ___, 2012. The adoption of the Plan is subject to approval by the Company's stockholders, which approval must be obtained within 12 months from the date the Plan is adopted by the Board. In the event that the stockholders fail to approve the Plan within 12 months after its adoption by the Board, any grants of Options or sales or awards of shares that have already occurred shall be rescinded, and no additional grants, sales or awards shall be made thereafter under the Plan.

SECTION 15: TERM OF PLAN

The Plan shall terminate automatically on August ___, 2022, but no later than the tenth (10th) anniversary of the effective date. No Right shall be granted pursuant to the Plan after such date, but Rights theretofore granted may extend beyond that date. The Plan may be terminated on any earlier date pursuant to Section 10 hereof.

SECTION 16: EXECUTION

To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the same as of __________________, 2012.

RANGEFORD RESOURCES, INC.

By: _______________________________

Steven Henson, President and CEO

Footnotes

1 We filed a Schedule 14F-1 (the "Schedule 14F") on February 27, 2013 to effectuate Mssrs. Henson and Hadley's board position.  Although such persons have agreed to act in such capacities, they will not formally take office until such schedule is effective, which occurred on March 11, 2013.

2 RF Colorado intends to distribute all of the shares of Rangeford common stock that it owns to its members; after such distribution, RF Colorado will not own any shares of Rangeford common stock and therefore will cease to be Rangeford's majority and controlling shareholder.  However, as disclosed elsewhere in this Schedule, our CEO, Dr. Henson and one of the New Directors, Mr. Farmer, owns an individual 10.7% and 9.9% interest, respectively, in RF Colorado and such persons will receive their respective number of shares of our common stock pursuant to the distribution.